UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement
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Soliciting Material Pursuant to Section 240.14a-12

SYNOVUS FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the 2013 Annual Meeting of Shareholders

Thursday, April 25, 2013

10:00 a.m.

Columbus Georgia Convention and Trade Center, 801 Front Avenue, Columbus, Georgia 31901

Items of Business:

1.

To elect as directors the 14 nominees named in this Proxy Statement;

2.

To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee;

3.

To approve the Synovus Financial Corp. 2013 Omnibus Plan;

4.

To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2013; and

5.

To transact such other business as may properly come before the meeting and any adjournment thereof.

Who may vote:

You can vote if you were a shareholder of record on February 14, 2013.

Annual Report:

A copy of the 2012 Annual Report accompanies this Proxy Statement.

Your vote is important. Please vote in one of the following ways:

1.

Use the toll-free telephone number shown on your proxy card;

2.

Visit the Internet website listed on your proxy card;

3.

Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided; or

4.

Submit a ballot at the Annual Meeting.

If you have questions about the matters described in this Proxy Statement, how to submit your proxy or if you need additional copies of this Proxy Statement, the enclosed proxy card or voting instructions, you should contact Innisfree M&A Incorporated, the Company’s proxy solicitor, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

This Notice of the 2013 Annual Meeting of Shareholders and the accompanying Proxy Statement are sent by order of the Board of Directors.

March 15, 2013

Samuel F. Hatcher
Secretary

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES PROMPTLY BY TELEPHONE OR INTERNET VOTING OR BY SIGNING AND RETURNING YOUR EXECUTED PROXY CARD.

Table of Contents

PROXY STATEMENT SUMMARY	2
VOTING INFORMATION	5
CORPORATE GOVERNANCE AND BOARD MATTERS	9
DIRECTOR COMPENSATION	15
PROPOSALS TO BE VOTED ON	17
PROPOSAL 1	Election of 14 Directors	17
PROPOSAL 2	Approval of Compensation of our Named Executive Officers as Determined by the Compensation Committee	22
PROPOSAL 3	Approval of the Synovus Financial Corp. 2013 Omnibus Plan	23
PROPOSAL 4	Ratification of Appointment of the Independent Auditor	27
EXECUTIVE OFFICERS	28
STOCK OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS	29
AUDIT COMMITTEE REPORT	31
EXECUTIVE COMPENSATION	33
COMPENSATION COMMITTEE REPORT	43

SUMMARY COMPENSATION TABLE	44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
PRINCIPAL SHAREHOLDERS	50
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
SHAREHOLDER PROPOSALS AND NOMINATIONS	51
GENERAL INFORMATION	52
Financial Information	52
Solicitation of Proxies	52
Householding	52
APPENDIX A:	SYNOVUS FINANCIAL CORP. DIRECTOR INDEPENDENCE STANDARDS	A-1
APPENDIX B:	SYNOVUS FINANCIAL CORP. 2013 OMNIBUS PLAN	B-1

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Annual Report”) which accompanies this Proxy Statement. You should read the entire Proxy Statement and our 2012 Annual Report carefully before voting. We are first furnishing the proxy materials to our shareholders on March 15, 2013.

Annual Meeting of Shareholders

•

Time and Date: 10:00 a.m. on Thursday, April 25, 2013

•

Place: Columbus Georgia Convention and Trade Center

801 Front Avenue

Columbus, Georgia 31901

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Record Date: February 14, 2013

•

Voting: Shareholders as of the record date are entitled to vote.

How to Cast Your Vote

You can vote by any of the following methods:

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Telephone by calling the toll-free telephone number shown on your proxy card;

•

Internet by logging on the website for Internet voting shown on your proxy card;

•

Completing, dating, signing and returning your proxy card and certification; or

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In person at the Annual Meeting.

Meeting Agenda

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Election of 14 directors;

•

Approval of compensation of our named executive officers as determined by the Compensation Committee;

•

Approval of the Synovus Financial Corp. 2013 Omnibus Plan;

•

Ratification of KPMG LLP as our independent auditor for the year 2013; and

•

Transaction of such other business as may properly come before the meeting.

Voting Matters

Matter	Board Vote Recommendation	Page Reference (for more information)
Election of 14 directors	FOR each director nominee	Page 17
Approval of compensation of our named executive officers as determined by the Compensation Committee	FOR	Page 22
Approval of the Synovus Financial Corp. 2013 Omnibus Plan	FOR	Page 23
Ratification of KPMG LLP as independent auditor for the year 2013	FOR	Page 27

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2012 Performance

In 2012, Synovus made significant accomplishments as we continued to recover from a challenging economy. Our key achievements in 2012 include the following:

•

Continued profitability—We reported net income for the year ended December 31, 2012 of $771.5 million compared to a net loss of $118.7 million for the year ended December 31, 2011, and have now reported six consecutive quarters of profitability.

•

Deferred tax asset valulation allowance reversal—We recorded a $798.7 million income tax benefit driven by the reversal of substantially all of the deferred tax asset valuation allowance in the fourth quarter of 2012. The reversal of the valuation allowance reflects confidence in our ability to generate sufficient future levels of profitability and continued improvement in credit quality. The reversal of the deferred tax asset valuation allowance helped drive our tangible book value per common share from $2.07 per share at the beginning of the fourth quarter of 2012 to $2.95 per share at December 31, 2012. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

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Continued improvement in credit metrics—We continued to improve our credit metrics. During 2012, we sold distressed assets with a total carrying value of approximately $918.8 million. Non-performing assets declined 37.1% during the year, with an NPA ratio of 3.57% at December 31, 2012 compared to 5.50% a year ago. Synovus Bank’s classified assets declined $830.5 million or 38.07% during 2012. In addition, total credit costs declined $135.5 million or 23.8% during the year.

•

Stabilization of loan portfolio — Reported loans declined by $538.1 million or 2.7% from a year ago impacted by loan sales and charge-offs. However, excluding the impact of transfers to loans held for sale, charge-offs, and foreclosures, net loan growth was $588.8 million during 2012, compared to a net loan decline of $370.9 million in 2011. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

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Continued focus on expense control—We continued to focus on expense control. Total reported non-interest expenses for 2012 decreased $87.5 million, or 9.7% from 2011 non-interest expenses of $903.8 million. Core expenses decreased $25.1 million, or 3.5% from 2011. This reduction follows a $95.3 million reduction in core expenses for 2011. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

Our 2012 results have positioned us for repayment of our obligations under the Troubled Asset Relief Program, or TARP, which we expect to occur no later than the fourth quarter of 2013, subject to regulatory approval. Our 2012 year-end stock price also reflects our 2012 results, ending the year at $2.45 per share, an increase of 74% from our $1.41 per share price on December 31, 2011.

For more information regarding 2012 performance, please refer to the full discussion of Synovus’ financial results of operations for 2012 in our 2012 Annual Report that accompanies this Proxy Statement.

2012 Compensation

The compensation of executives in 2012 reflects Synovus’ performance and the requirements of the TARP program. For example:

Base Salaries

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The Chief Executive Officer and other named executive officers received only a modest (2.5%) cash base salary increase, consistent with the base salary increases for other team members.

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Consistent with the actions taken by many of our peers and other banks subject to TARP, Synovus granted salary stock units for 2012 to the Chief Executive Officer and other named executive officers. We introduced salary stock units in 2012 because of our return to profitability and because the total compensation paid to our named executive officers was below market. Even with the addition of salary stock units, the total compensation of our named executive officers remains below market.

Short-Term Incentives

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For the sixth year in a row, we paid no bonuses to any of our executive officers, including our named executive officers.

Long-Term Incentives

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Synovus granted restricted stock units to our executive officers with both a performance component and a service component. In order for the awards to vest, the restricted stock units require that the executive officers must complete three years of service and that Synovus must have two consecutive quarters of profitability and repay its obligations under the Capital Purchase Program implemented as part of TARP.

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Because our long-term incentive program consists entirely of equity-based awards, the value of the previously granted equity awards has been directly impacted by the decline in our stock price from historical levels:

–

Our executives’ outstanding stock options are “underwater,” meaning that the exercise price exceeds the current value of the shares. This will continue until stock prices return to their former levels.

–

Previously-granted restricted stock units have declined in value along with the declines in our stock price.

•

Because of our stock ownership guidelines and “hold until retirement” requirements, executives hold a significant amount of Synovus stock, further aligning their interests with shareholders’ interests.

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We believe that the compensation delivered to each named executive officer in 2012 was fair and reasonable. The total compensation of our executives is also below the median of our peers. The chart below compares our Chief Executive Officer’s total direct compensation in 2012 to data from our peer group:

The following chart illustrates the mix of compensation elements in 2012 for our Chief Executive Officer and the other named executive officers based on the compensation values disclosed in the Summary Compensation table on page 44 of this Proxy Statement.

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VOTING INFORMATION

Purpose

You received this Proxy Statement and the accompanying proxy card because the Board of Directors of Synovus Financial Corp., or Synovus, is soliciting proxies to be used at Synovus’ 2013 Annual Meeting of Shareholders, or Annual Meeting, which will be held on April 25, 2013, at 10:00 a.m., at the Columbus Georgia Convention and Trade Center, 801 Front Avenue, Columbus, Georgia 31901. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting or any adjournment of that meeting.

Internet Availability of Proxy Materials

As permitted by the federal securities laws, Synovus is making this Proxy Statement and its 2012 Annual Report available to its shareholders via the Internet instead of mailing printed copies of these materials to each shareholder. On March 15, 2013, we mailed to our shareholders (other than those who previously requested electronic or paper delivery and other than those holding a certain number of shares) a Notice of Internet Availability, or Notice, containing instructions on how to access our proxy materials, including this Proxy Statement and the accompanying 2012 Annual Report. These proxy materials are being made available to our shareholders on or about March 15, 2013. The Notice also provides instructions regarding how to access your proxy card to vote through the Internet or by telephone. The Proxy Statement and 2012 Annual Report are also available on our website at www.synovus.com/2013annualmeeting.

If you received a Notice by mail, you will not receive a printed copy of the proxy materials by mail unless you request printed materials. If you wish to receive printed proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

If you receive more than one Notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the Internet or by telephone or sign and return by mail all proxy cards.

Who Can Vote

You are entitled to vote if you were a shareholder of record of Synovus common stock as of the close of business on February 14, 2013. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

If your shares are held in the name of a bank, broker or other holder of record, you will receive voting instructions from such holder of record. You must follow the voting instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting will also be offered to shareholders owning shares through certain banks, brokers and other holders of record. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote at the Annual Meeting.

Quorum and Shares Outstanding

A majority of the votes entitled to be cast by the holders of the outstanding shares of Synovus common stock must be present, either in person or represented by proxy, in order to conduct the Annual Meeting. This is referred to as a quorum. On February 14, 2013, 787,353,704 shares of Synovus common stock were outstanding.

Proxies

The Board has designated two individuals to serve as proxies to vote the shares represented by proxies at the Annual Meeting. If you properly submit a proxy but do not specify how you want your shares to be voted, your shares will be voted by the designated proxies in accordance with the Board’s recommendations as follows:

(1)

FOR the election of the 14 director nominees named in this Proxy Statement;

(2)

FOR the approval of the compensation of Synovus’ named executive officers as determined by the Compensation Committee;

(3)

FOR the approval of the Synovus’ 2013 Omnibus Plan; and

(4)

FOR the ratification of the appointment of KPMG LLP as Synovus’ independent auditor for the year 2013.

The designated proxies will vote in their discretion on any other matter that may properly come before the Annual Meeting. At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting.

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Required Votes

The number of affirmative votes required to approve each of the proposals to be considered at the Annual Meeting is described below:

Proposal 1   Election of 14 Directors

To be elected, each of the 14 director nominees named in this Proxy Statement must receive more votes cast “for” such nominee’s election than votes cast “against” such nominee’s election. If a nominee who currently is serving as a director does not receive the required vote for re-election, Georgia law provides that such director will continue to serve on the Board of Directors as a “holdover” director. However, pursuant to Synovus’ Corporate Governance Guidelines, each holdover director has tendered an irrevocable resignation that would be effective upon the Board’s acceptance of such resignation. In that situation, our Corporate Governance and Nominating Committee would consider the resignation and make a recommendation to the Board of Directors about whether to accept or reject such resignation and publicly disclose its decision within 90 days following certification of the shareholder vote.

All Other Proposals

For all of the other proposals described in this Proxy Statement, the affirmative vote of a majority of the votes cast is required to approve each such proposal.

Abstentions and Broker Non-Votes

Under certain circumstances, including the election of directors and matters involving executive compensation, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker. This is generally referred to as a “broker non-vote”. In these cases, for as long as a routine matter is also being voted on, and in cases where the shareholder does not vote on such routine matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. Whether a bank or broker has authority to vote its shares on uninstructed matters is determined by stock exchange rules. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions only with respect to “Proposal 4 – Ratification of Appointment of Independent Auditor” but not with respect to any of the other proposals to be voted on at the Annual Meeting.

Broker non-votes and abstentions will have no effect on any of the proposals to be considered at the Annual Meeting.

How You Can Vote

If you hold shares in your own name, you may vote by proxy or in person at the Annual Meeting. To vote by proxy, you may select one of the following options:

Vote By Telephone

You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week, until 11:59 P.M., Eastern Time, on April 24, 2013. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. If you vote by telephone, you do NOT need to return your proxy card. If you vote by telephone, all of your shares will be voted as one vote per share.

Vote By Internet

You can also choose to vote on the Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week, until 11:59 P.M., Eastern Time, on April 24, 2013. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote on the Internet, you do NOT need to return your proxy card.

Vote By Mail

If you choose to vote by mail, simply mark your proxy card, date and sign it, sign the certification and return it in the postage-paid envelope provided.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from such holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy or broker’s proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

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Description of Voting Rights

We have a voting structure under which a holder of our common stock may be entitled to exercise ten votes per share for each of his or her shares that satisfy certain prescribed criteria and one vote per share for each of his or her shares that does not. As provided in Synovus’ Articles of Incorporation and bylaws, holders of Synovus common stock are entitled to ten votes on each matter submitted to a vote of shareholders for each share of Synovus common stock owned on February 14, 2013 which: (1) has had the same beneficial owner since April 24, 1986; (2) has been beneficially owned continuously by the same shareholder since February 14, 2009; (3) is held by the same beneficial owner to whom it was issued as a result of an acquisition of a company or business by Synovus where the resolutions adopted by Synovus’ Board of Directors approving the acquisition specifically grant ten votes per share; (4) is held by the same beneficial owner to whom it was issued by Synovus, or to whom it transferred by Synovus from treasury shares, and the resolutions adopted by Synovus’ Board of Directors approving such issuance and/or transfer specifically grant ten votes per share; (5) was acquired under any employee, officer and/or director benefit plan maintained for one or more employees, officers and/or directors of Synovus and/or its subsidiaries, and is held by the same owner for whom it was acquired under any such plan; (6) was acquired by reason of participation in a dividend reinvestment plan offered by Synovus and is held by the same owner who acquired it under such plan; or (7) is owned by a holder who, in addition to shares which are beneficially owned under the provisions of (1)-(6) above, is the owner of less than 1,139,063 shares of Synovus common stock (which amount is equal to 100,000 shares, as appropriately adjusted to reflect the change in shares of Synovus common stock by means of stock splits, stock dividends, any recapitalization or otherwise occurring since April 24, 1986). For purposes of determining voting power under these provisions, any share of Synovus common stock acquired pursuant to stock options shall be deemed to have been acquired on the date the option was granted, and any shares of common stock acquired as a direct result of a stock split, stock dividend or other type of share distribution will be deemed to have been acquired and held continuously from the date on which shares with regard to such dividend shares were issued were acquired. Under these voting provisions, a shareholder may hold some shares that qualify for 10-1 voting and some shares that do not. Holders of our common stock are entitled to one vote per share unless the holder can demonstrate that the shares meet the criteria above for being entitled to ten votes per share.

For purposes of the foregoing, a beneficial owner of a share of our common stock is defined to include a person or group of persons who, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such share of common stock, (2) investment power, which includes the power to direct the sale or other disposition of such share of common stock, (3) the right to receive, retain or direct the distribution of the proceeds of any sale or other disposition of such share of common stock, or (4) the right to receive or direct the disposition of any distributions, including cash dividends, in respect of such share of common stock.

Shares of Synovus common stock are presumed to be entitled to only one vote per share unless this presumption is rebutted by providing evidence to the contrary to Synovus. Shareholders seeking to rebut this presumption should complete and execute the certification appearing on their proxy card. Synovus reserves the right to request additional documentation from you to confirm the voting power of you shares. Because certifications must be in writing, if you choose to vote by telephone, all of your shares will be voted as one vote per share. SHAREHOLDERS WHO DO NOT CERTIFY ON THEIR PROXIES SUBMITTED BY MAIL OR INTERNET THAT THEY ARE ENTITLED TO TEN VOTES PER SHARE OR WHO DO NOT PRESENT SUCH A CERTIFICATION IF THEY ARE VOTING IN PERSON AT THE ANNUAL MEETING WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE.

For more detailed information on your voting rights, please refer to the Synovus 10-1 Voting Instructions and an accompanying voting instruction worksheet that are available on our website at www.synovus.com/2013annualmeeting.

Synovus common stock is registered with the Securities and Exchange Commission, or SEC, and is traded on the New York Stock Exchange, or NYSE. Accordingly, Synovus’ common stock is subject to the provisions of a NYSE rule which, in general, prohibits a company’s common stock and equity securities from being authorized or remaining authorized for trading on the NYSE if the company issues securities or takes other corporate action that would have the effect of nullifying, restricting or disparately reducing the voting rights of existing shareholders of the company. However, the rule contains a “grandfather” provision, under which Synovus’ ten vote provision falls, which, in general, permits grandfathered disparate voting rights plans to continue to operate as adopted. The number of votes that each shareholder will be entitled to exercise at the Annual Meeting will depend upon whether each share held by the shareholder meets the requirements which entitle one share of Synovus common stock to ten votes on each matter submitted to a vote of shareholders. Such determination will be made by Synovus based on information possessed by Synovus at the time of the Annual Meeting.

Synovus Stock Plans

If you participate in the Synovus Dividend Reinvestment and Direct Stock Purchase Plan, the Synovus Employee Stock Purchase Plan and/or the Synovus Director Stock Purchase Plan, your proxy card represents shares held in the respective plan, as well as shares you hold directly in certificate form registered in the same name. If you hold shares of Synovus common stock through a 401(k) plan, you will receive a separate proxy card representing those shares of Synovus common stock.

Revocation of Proxy

If you are a shareholder of record and vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us prior to the Annual Meeting, (2) voting again by telephone or on the Internet prior to 11:59 P.M., Eastern Time, on April 24, 2013, or (3) attending the Annual Meeting in person and casting a ballot.

If your Synovus shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change or revoke your vote.

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Attending the Annual Meeting

The Annual Meeting will be held on Thursday, April 25, 2013 at 10:00 a.m. at the Columbus Georgia Convention and Trade Center, 801 Front Avenue, Columbus, Georgia. Directions to the Trade Center can be obtained from the Investor Relations page of Synovus’ website at www.synovus.com. If you are unable to attend the meeting, you can listen to it live and view the slide presentation over the Internet at www.synovus.com/2013annualmeeting.

Additionally, we will maintain copies of the slides and audio of the presentation for the Annual Meeting on our website for reference after the meeting. Information included on Synovus’ website, other than the Proxy Statement and form of proxy, is not a part of the proxy soliciting material.

Voting Results

You can find the preliminary voting results of the Annual Meeting in Synovus’ Current Report on Form 8-K, which Synovus will file with the SEC no later than May 1, 2013.

If you have questions about the matters described in this Proxy Statement, how to submit your proxy or if you need additional copies of this Proxy Statement, the enclosed proxy card or voting instructions, you should contact Innisfree M&A Incorporated, the Company’s proxy solicitor, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Philosophy

The business affairs of Synovus are managed under the direction of the Board of Directors in accordance with the Georgia Business Corporation Code, as implemented by Synovus’ Articles of Incorporation and bylaws. The role of the Board of Directors is to effectively govern the affairs of Synovus for the benefit of its shareholders and other constituencies. The Board strives to ensure the success and continuity of Synovus’ business through the election of qualified management. It is also responsible for ensuring that Synovus’ activities are conducted in a responsible and ethical manner. Synovus and its Board of Directors are committed to having sound corporate governance principles.

Recent Corporate Governance Initiatives

Since 2010, Synovus’ Board and management have concentrated significant efforts and resources into a review of Synovus’ overall corporate governance practices, focused on succession planning, responsiveness to the changing needs for financial institution boards in the current regulatory environment (including the governance changes for financial institutions under the The Dodd-Frank Wall Street Reform and Consumer Protection Act, which we refer to as the Dodd-Frank Act) and consideration of governance practices among similarly sized financial institutions. Over the past three years, the Board has adopted a series of changes to improve Synovus’ corporate governance structure and practices. These changes include:

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Reducing the overall size of the Board, taking into account the age and expertise of existing directors, the need for orderly succession planning of the Board and its committees, desired diversity of subject matter and technical expertise, and independence requirements;

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Decreasing the mandatory retirement age of directors to age 72;

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Reducing the number of current or former executives of Synovus serving on the Board;

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Reducing the size of the Executive Committee of the Board to consist solely of the chairpersons of each standing Board committee and Synovus Bank’s Credit Committee, the Chairman of the Board, the Chief Executive Officer and the Lead Director, with the Executive Committee being led by the Chief Executive Officer;

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Rotating committee chairpersons and the Lead Director;

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Increasing the number of directors with specific expertise in either audit or risk;

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Creating a Risk Committee comprised of independent directors to assist the Board in overseeing and reviewing information regarding our enterprise risk management framework, risk exposure and risk governance policies and processes; and

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Adopting a policy prohibiting the pledging of shares of Synovus stock by directors and executive officers.

The Board, under the leadership of the Corporate Governance and Nominating Committee, will continue to actively monitor and consider additional changes to our corporate governance practices in the future.

Independence

The NYSE listing standards provide that a director does not qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with Synovus. The Board has established categorical standards of independence to assist it in determining director independence which conform to the independence requirements in the NYSE listing standards. The categorical standards of independence are incorporated within our Corporate Governance Guidelines, are attached to this Proxy Statement as Appendix A and are also available in the Corporate Governance Section of our website at www.synovus.com/governance.

The Board has affirmatively determined that a majority of its members are independent as defined by the listing standards of the NYSE and the categorical standards of independence set by the Board. Synovus’ Board has determined that, as of January 1, 2013, the following directors are independent: Catherine A. Allen, Stephen T. Butler, Elizabeth W. Camp, T. Michael Goodrich, V. Nathaniel Hansford, Jerry W. Nix, Joseph J. Prochaska, Jr., J. Neal Purcell, Melvin T. Stith, Philip W. Tomlinson and James D. Yancey. Please see “Certain Relationships and Related Transactions” on page 48 of this Proxy Statement for a discussion of certain relationships between Synovus and its independent directors. These relationships have been considered by the Board in determining a director’s independence from Synovus under Synovus’ Corporate Governance Guidelines and the NYSE listing standards and were determined to be immaterial. Also, if elected to the Board at the Annual Meeting, the Board has affirmatively determined that Barry L. Storey will be independent.

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Attendance at Meetings

The Board of Directors held 13 meetings in 2012. All directors attended at least 75% of Board and committee meetings held during their tenure during 2012. The average attendance by directors at the aggregate number of Board and committee meetings they were scheduled to attend was 98%. Although Synovus has no formal policy with respect to Board members’ attendance at its annual meetings, it is customary for all Board members to attend the annual meetings. All of Synovus’ current directors attended Synovus’ 2012 Annual Meeting.

Committees of the Board

Synovus’ Board of Directors has five principal standing committees —an Audit Committee, a Corporate Governance and Nominating Committee, a Compensation Committee, a Risk Committee and an Executive Committee. Each committee has a written charter adopted by the Board of Directors that complies with the applicable listing standards of the NYSE pertaining to corporate governance. Copies of the committee charters are available in the Corporate Governance section of our website at www.synovus.com/governance. The Board has determined that each member of the Audit, Corporate Governance and Nominating, Compensation and Risk Committees is an independent director as defined by the listing standards of the NYSE and our Corporate Governance Guidelines. The following table shows the membership of the various committees as of the date of this Proxy Statement.

Audit	Corporate Governance and Nominating	Compensation	Risk	Executive
J. Neal Purcell, Chair	V. Nathaniel Hansford, Chair	T. Michael Goodrich, Chair	Joseph J. Prochaska, Jr., Chair	Kessel D. Stelling, Chair
Elizabeth W. Camp	Catherine A. Allen	Elizabeth W. Camp	Catherine A. Allen	Frank W. Brumley
Jerry W. Nix	Frank W. Brumley	Melvin T. Stith	J. Neal Purcell	T. Michael Goodrich
H. Lynn Page	Jerry W. Nix		James D. Yancey	V. Nathaniel Hansford
Joseph J. Prochaska, Jr.				Joseph J. Prochaska, Jr.
J. Neal Purcell
James D. Yancey

Following the election of directors at the Annual Meeting, the Corporate Governance and Nominating Committee will recommend the reconstitution of these committees and appoint committee chairpersons after giving effect to the changes in the current composition of the Board.

Audit Committee

Synovus’ Audit Committee held nine meetings in 2012. Its report is on page 31 of this Proxy Statement. The Board has determined that all four members of the Committee are independent and financially literate under the rules of the NYSE and that at least one member, J. Neal Purcell, is an “audit committee financial expert” as defined by the rules of the SEC. The primary functions of the Audit Committee include:

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Monitoring the integrity of Synovus’ financial statements, Synovus’ systems of internal controls and Synovus’ compliance with regulatory and legal requirements;

•

Overseeing Synovus’ enterprise risk management framework;

•

Monitoring the independence, qualifications and performance of Synovus’ independent auditor and internal auditing activities; and

•

Providing an avenue of communication among the independent auditor, management, internal audit and the Board of Directors.

Corporate Governance and Nominating Committee

Synovus’ Corporate Governance and Nominating Committee held seven meetings in 2012. The primary functions of Synovus’ Corporate Governance and Nominating Committee include:

•

Identifying qualified individuals to become Board members;

•

Recommending to the Board the director nominees for each annual meeting of shareholders and director nominees to be elected by the Board to fill interim director vacancies;

•

Overseeing the annual review and evaluation of the performance of the Board and its committees; and

•

Developing and recommending to the Board corporate governance guidelines.

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Compensation Committee

Synovus’ Compensation Committee held six meetings in 2012. Its report is on page 43 of this Proxy Statement. The primary functions of the Compensation Committee include:

•

Designing and overseeing Synovus’ executive compensation program;

•

Designing and overseeing all compensation and benefit programs in which employees and officers of Synovus are eligible to participate;

•

Reviewing Synovus’ incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking and to review and discuss, at least semi-annually, the relationship between risk management and incentive compensation;

•

Performing an annual evaluation of the Chief Executive Officer;

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Developing and recommending to the Board compensation for non-employee directors (beginning in 2013); and

•

Monitoring and reviewing the talent management and succession planning processes for the Chief Executive Officer and Synovus’ other key executives.

In addition, the Committee has the authority under its charter to retain outside advisors to assist the Committee in the performance of its duties. During 2012, the Committee retained the services of Meridian Compensation Partners, LLC (“Meridian”) to:

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Provide ongoing recommendations regarding executive compensation consistent with Synovus’ business needs, pay philosophy, market trends and latest legal and regulatory considerations;

•

Provide market data for base salary, short-term incentive and long-term incentive decisions; and

•

Advise the Committee as to best practices.

The Committee evaluated whether the work provided by Meridian raised any conflict of interest. The Committee considered various factors, including the six factors mandated by SEC rules, and determined that no conflict of interest was raised by the work of Meridian described in this Proxy Statement.

Meridian was engaged directly by the Committee, although the Committee also directed that Meridian work with Synovus’ management to facilitate the Committee’s review of compensation practices and management’s recommendations. Synovus’ Chief Human Resources Officer and her staff develop executive compensation recommendations for the Committee’s consideration in conjunction with Synovus’ Chief Executive Officer and with the advice of Meridian.

Synovus’ Chief Human Resources Officer works with the Chairman of the Committee to establish the agenda for Committee meetings. Management also prepares background information for each committee meeting. Synovus’ Chief Human Resources Officer attends all committee meetings by invitation of the Committee, while Synovus’ Chief Executive Officer attends some committee meetings by invitation of the Committee, such as the committee meeting in which his performance is reviewed with the Committee. The Chief Executive Officer and the Chief Human Resources Officer do not have authority to vote on committee matters. The Committee’s compensation consultant attended all of the committee meetings held during 2012 at the request of the Committee.

Compensation Committee Interlocks and Insider Participation

Messrs. Goodrich and Stith and Ms. Camp served on the Compensation Committee during 2012. None of these individuals is or has been an officer or employee of Synovus. In 2012, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on Synovus’ Board or Compensation Committee.

Risk Committee

Synovus’ Risk Committee held seven meetings in 2012, two of which were joint meetings with the Audit Committee. The primary functions of Synovus’ Risk Committee include:

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Monitoring and reviewing the enterprise risk management framework and processes;

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Monitoring and reviewing emerging risks and adequacy of risk management functions; and

•

Providing recommendations to the Board in order to effectively manage risks.

Executive Committee

Synovus’ Executive Committee did not hold any meetings in 2012. During the intervals between meetings of Synovus’ Board of Directors, the Executive Committee possesses and may exercise any and all of the powers of Synovus’ Board of Directors in the management and direction of the business and affairs of Synovus with respect to which specific direction has not been previously given by the Board of Directors unless Board action is required by Synovus’ governing documents, law or rule. The Executive Committee is comprised of the chairpersons of the principal standing Committees of the Synovus Board and Synovus Bank Board, the Chief Executive Officer, the Chairman of the Board (if different from the Chief Executive Officer) and the Lead Director.

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Risk Oversight

Under Synovus’ Corporate Governance Guidelines, the Board is charged with providing oversight of Synovus’ risk management processes. The Risk Committee fulfills the overarching oversight role for the risk management process, including approval of risk tolerance levels and risk policies and limits, monitoring key and emerging risks and reviewing risk assessments. In carrying out its responsibilities, the Risk Committee works closely with Synovus’ Chief Risk Officer and other members of Synovus’ enterprise risk management team. The Risk Committee meets at least quarterly with the Chief Risk Officer and other members of management and receives a comprehensive report on enterprise risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others) and the processes in place to monitor and control such exposures. The Risk Committee also receives updates between meetings from the Chief Risk Officer, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters. The Risk Committee provides a report on risk management to the full Board on at least a quarterly basis. In addition, at least annually, the Chief Risk Officer and members of the enterprise risk management team make a presentation on enterprise risk management to the full Board.

In addition, the Risk Committee coordinates with the Audit Committee for the review of financial statement and related risks and other areas of joint responsibility, with the Compensation Committee for review of compensation-related risks and with the Corporate Governance and Nominating Committee on corporate governance-related risks. For a discussion of the Compensation Committee’s review of Synovus’ senior executive officer compensation plans and employee incentive compensation plans and the risks associated with these plans, see “Compensation Committee Report — Incentive Compensation Plan Risk Assessment” on page 43 of this Proxy Statement.

The Board’s role in risk oversight is an integral part of Synovus’ overall enterprise risk management framework. For a more detailed description of Synovus’ enterprise risk management framework, see “Part I – Item 1. Business – Enterprise Risk Management” in Synovus’ 2012 Annual Report.

Consideration of Director Candidates

Director Qualifications

Synovus’ Corporate Governance Guidelines contain Board membership criteria considered by the Corporate Governance and Nominating Committee in recommending nominees for a position on Synovus’ Board. The Committee believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the affairs of Synovus, be free from conflicts of interest with Synovus, must not have reached the retirement age for Synovus directors and be willing to make, and financially capable of making, the required investment in Synovus’ stock pursuant to Synovus’ Director Stock Ownership Guidelines. The Committee also considers the following criteria when reviewing director candidates and existing directors:

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The extent of the director’s/potential director’s educational, business, non-profit or professional acumen and experience;

•

Whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background, perspective and experience, including with respect to age, gender, race, place of residence and specialized experience;

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Whether the director/potential director meets the independence requirements of the listing standards of the NYSE and the Board’s director independence standards;

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Whether the director/potential director has the financial acumen or other professional, educational or business experience relevant to an understanding of Synovus’ business;

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Whether the director/potential director would be considered a “financial expert” or “financially literate” as defined in the listing standards of the NYSE or applicable law;

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Whether the director/potential director, by virtue of particular technical expertise, experience or specialized skill relevant to Synovus’ current or future business, will add specific value as a Board member; and

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Whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In addition to the criteria set forth above, the Committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties. Although the Board does not have a formal policy on diversity, the Board and the Committee believe that the background and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will contribute to Board diversity and allow the Board to effectively fulfill its responsibilities. For a discussion of the specific backgrounds and qualifications of our director nominees, see “Proposals to be Voted on: Proposal 1 — Election of 14 Directors — Nominees for Election as Director” beginning on page 17 of this Proxy Statement.

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Identifying and Evaluating Nominees

The Corporate Governance and Nominating Committee has two primary methods for identifying director candidates (other than those proposed by Synovus’ shareholders, as discussed below). First, on a periodic basis, the Committee solicits ideas for possible candidates from a number of sources including members of the Board, Synovus executives and individuals personally known to the members of the Board. Second, the Committee is authorized to use its authority under its charter to retain at Synovus’ expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

The Committee will consider all director candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The director candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. If based on the Committee’s initial evaluation a director candidate continues to be of interest to the Committee, the Chair of the Committee will interview the candidate and communicate his evaluation to the other Committee members and executive management. Additional interviews are conducted, if necessary, and ultimately the Committee will meet to finalize its list of recommended candidates for the Board’s consideration.

Shareholder Candidates

The Corporate Governance and Nominating Committee will consider candidates for nomination as a director submitted by shareholders. Although the Committee does not have a separate policy that addresses the consideration of director candidates recommended by shareholders, the Board does not believe that such a separate policy is necessary as Synovus’ bylaws permit shareholders to nominate candidates and as one of the duties set forth in the Corporate Governance and Nominating Committee charter is to review and consider director candidates submitted by shareholders. The Committee will evaluate individuals recommended by shareholders for nomination as directors according to the criteria discussed above and in accordance with Synovus’ bylaws and the procedures described under “Shareholder Proposals and Nominations” on page 51 of this Proxy Statement.

Leadership Structure of the Board

In accordance with Synovus’ bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. Under our Corporate Governance Guidelines, the Board does not have a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. However, our Corporate Governance Guidelines require that, if the Chairman of the Board is not an independent director, the Corporate Governance and Nominating Committee shall nominate, and a majority of the independent directors shall elect, a Lead Director. Under its charter, the Corporate Governance and Nominating Committee periodically reviews and recommends to the Board the leadership structure of the Board and, if necessary, nominates the Lead Director candidate from the independent directors. Currently, one individual serves as both our Chief Executive Officer and Chairman and, as a result, Synovus also has a Lead Director.

The Chairman of the Board is responsible for chairing Board meetings and meetings of shareholders, setting the agendas for Board meetings in consultation with the Lead Director and providing information to the Board members in advance of meetings and between meetings. Pursuant to Synovus’ Corporate Governance Guidelines, the duties of the Lead Director include the following:

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Working with the Chairman of the Board, Board and Corporate Secretary to set the agenda for Board meetings;

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Calling meetings of the independent and non-management directors, as needed;

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Ensuring Board leadership in times of crisis;

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Developing the agenda for and chairing executive sessions of the independent directors and executive sessions of the non-management directors;

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Acting as liaison between the independent directors and the Chairman of the Board on matters raised in such executive sessions;

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Chairing Board meetings when the Chairman of the Board is not in attendance;

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Attending meetings of the committees of the Board, as necessary or at his/her discretion, and communicating regularly with the Chairs of the principal standing committees of the Board;

•

Working with the Chairman of the Board to ensure the conduct of the Board meeting provides adequate time for serious discussion of appropriate issues and that appropriate information is made available to Board members on a timely basis;

•

Performing such other duties as may be requested from time-to-time by the Board, the independent directors or the Chairman of the Board; and

•

Being available, upon request, for consultation and direct communication with major shareholders.

After careful consideration, the Corporate Governance and Nominating Committee has determined that Synovus’ current Board structure is the most appropriate leadership structure for Synovus and its shareholders at this time.

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Meetings of Non-Management and Independent Directors

The non-management directors of Synovus meet separately at least four times a year after regularly scheduled meetings of the Board of Directors and at such other times as may be requested by the Chairman of the Board or any director. Synovus’ independent directors meet at least once a year. During 2012, Mr. Brumley, as Lead Director, presided at the meetings of non-management and independent directors.

Communicating with the Board

Synovus’ Board provides a process for shareholders and other interested parties to communicate with one or more members of the Board, including the Lead Director, or the non-management or independent directors as a group. Shareholders and other interested parties may communicate with the Board as follows:

•

by writing the Board of Directors, Synovus Financial Corp., c/o General Counsel’s Office, 1111 Bay Avenue, Suite 500, Columbus, Georgia 31901;

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by telephone: (800) 240-1242; and

•

by email to synovusboardofdirectors@synovus.com.

These procedures are also available in the Corporate Governance section of our website at www.synovus.com/governance. Synovus’ process for handling shareholder and other communications to the Board has been approved by Synovus’ independent directors.

Additional Information about Corporate Governance

Synovus has adopted Corporate Governance Guidelines which are regularly reviewed by the Corporate Governance and Nominating Committee. We have also adopted a Code of Business Conduct and Ethics which is applicable to all directors, officers and employees. In addition, we maintain procedures for the confidential, anonymous submission of any complaints or concerns about Synovus, including complaints regarding accounting, internal accounting controls or auditing matters. Shareholders may access Synovus’ Corporate Governance Guidelines, Code of Business Conduct and Ethics, each committee’s current charter, procedures for shareholders and other interested parties to communicate with the Lead Director or with the non-management or independent directors individually or as a group and procedures for reporting complaints and concerns about Synovus, including complaints concerning accounting, internal accounting controls and auditing matters, in the Corporate Governance section of our website at www.synovus.com/governance.

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DIRECTOR COMPENSATION

Director Compensation Program

During 2012, the Corporate Governance and Nominating Committee was responsible for the oversight and administration of the Synovus director compensation program. In 2013, oversight and administration of the Synovus director compensation program was moved to the Compensation Committee. The following is a description of the director compensation program for 2012.

Cash Compensation of Directors

As reflected in the “Fees Earned or Paid in Cash” column of the Director Compensation Table below, during 2012, non-management directors of Synovus received an annual cash retainer of $40,000, with

•

Committee members, other than Audit Committee members, receiving an additional cash retainer of $10,000 (Chairpersons of these committees receive an additional cash retainer of $10,000);

•

Audit Committee members receiving an additional cash retainer of $15,000 (with the Chairperson receiving an additional cash retainer of $15,000); and

•

the Lead Director receiving an additional $5,000 cash retainer.

Directors who are employees of Synovus do not receive any additional compensation for their service on the Board.

By paying directors an annual retainer, Synovus compensates each director for his or her role and judgment as an advisor to Synovus, rather than for his or her attendance or effort at individual meetings. In so doing, directors with added responsibility are recognized with higher cash compensation. For example, members of the Audit Committee receive a higher cash retainer based upon the enhanced duties, time commitment and responsibilities of service on that committee. The Board believes that this additional cash compensation is appropriate. In addition, directors may from time to time receive compensation for serving on advisory committees of the Synovus Board.

Recognizing Synovus’ corporate governance initiatives and efforts to pursue and consider additional independent directors to be added to the Board each year, the Board changed the pay practices in 2011 to provide that the Board shall be compensated each April for the their service on the Board from the date of the annual meeting to the following year’s annual meeting. As such, the Board was compensated in 2012 for the full year of service for the period from April 26, 2012 through April 24, 2013.

Directors may elect to defer all or a portion of their cash compensation under the Synovus Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan does not provide directors with an “above market” rate of return. Instead, the deferred amounts mirror the return of one or more investment funds selected by the director. In so doing, the plan is designed to allow directors to defer the income taxation of a portion of their compensation and to receive an investment return on those deferred amounts. All deferred fees are payable only in cash. No one elected to defer his or her 2012 cash compensation under this plan.

Equity Compensation of Directors

During 2012, non-management directors also received awards of restricted stock units under the Synovus 2007 Omnibus Plan. On April 25, 2012, the Board approved grants of $20,000 (fair market value), or 9,434 restricted stock units, to the non-management members of the Board who served as directors from April 27, 2011 through April 26, 2012. In addition, the Board approved a grant of $20,000 (fair market value), or 9,434 restricted stock units, to the non-management members of the Board elected on April 26, 2012 to serve as directors for a term ending on April 25, 2013. All of the director restricted stock units were effective on the date of grant, with settlement and transferability upon the Company’s future repayment of its obligations under TARP. These restricted stock unit awards are designed to create equity ownership and to focus directors on the long-term performance of Synovus.

Synovus’ 2011 Director Stock Purchase Plan is a non-qualified, contributory stock purchase plan pursuant to which qualifying Synovus directors can purchase, with the assistance of contributions from Synovus, presently issued and outstanding shares of Synovus stock. Under the terms of the Director Stock Purchase Plan, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of Synovus stock, and Synovus contributes an additional amount (equal to 50% of the directors’ cash contributions in 2012). Participants in the Director Stock Purchase Plan are fully vested in all shares of Synovus stock purchased for their benefit under the Plan and may request that the shares purchased under the Plan be released to them at any time. Synovus’ contributions under this Plan are included in the “All Other Compensation” column of the Director Compensation Table below. Synovus’ contributions under the Director Stock Purchase Plan provide directors the opportunity to buy and maintain an equity interest in Synovus and to share in the capital appreciation of Synovus.

The restricted stock unit awards to directors and Synovus’ contributions under the Director Stock Purchase Plan also assist and facilitate directors’ fulfillment of their stock ownership requirements. Synovus’ Corporate Governance Guidelines require all directors to accumulate over time shares of Synovus stock equal in value to at least three times the value of their annual retainer. Directors have five years to attain this level of total stock ownership but must attain a share ownership threshold of one times the amount of the director’s annual retainer within three years. These stock ownership guidelines are designed to align the interests of Synovus’ directors to that of Synovus’ shareholders and the long-term performance of Synovus. Shares of Synovus stock that are subject to any pledging arrangement are not considered for purposes of determining compliance with the stock ownership guidelines. All of Synovus’ directors were in compliance with the guidelines as of December 31, 2012.

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Director Compensation Table

The following table summarizes the compensation paid by Synovus to non-management directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)		All Other Compensation ($)		Total ($)
Catherine A. Allen	$60,000	$40,000	(2)	$7,500	(3)	$107,500
Steve T. Butler	40,000	20,000	(2)	22,900	(3)(4)(5)	82,900
Frank W. Brumley	55,000	40,000	(2)	34,000	(3)(4)(5)	129,000
Elizabeth W. Camp	65,000	40,000	(2)	5,000	(3)	110,000
T. Michael Goodrich	70,000	40,000	(2)	19,250	(3)(4)	129,250
V. Nathaniel Hansford	60,000	40,000	(2)	1,750	(4)	101,750
Mason H. Lampton	40,000	40,000	(2)	10,000	(3)	90,000
Jerry W. Nix	65,000	20,000	(2)	—		85,000
H. Lynn Page	55,000	40,000	(2)	—		95,000
Joseph J. Prochaska, Jr.	75,000	40,000	(2)	10,000	(3)	125,000
J. Neal Purcell	80,000	40,000	(2)	10,000	(3)	130,000
Melvin T. Stith	50,000	40,000	(2)	—		90,000
Philip W. Tomlinson	50,000	40,000	(2)	—		90,000
James D. Yancey	50,000	40,000	(2)	48,600	(3)(4)(5)	138,600

**

Mr. Stelling does not receive any additional compensation for serving as a director. His 2012 compensation is described under the Summary Compensation Table found on page 44 of this Proxy Statement.

(1)

Reflects fees paid for service on the Board from April 26, 2012 to April 24, 2013.

(2)

The grant date fair value of the 18,868 shares of restricted stock units awarded to each director in 2012 was $40,000, other than for Messrs. Butler and Nix who each received 9,434 shares, having a grant date fair value of $20,000. The amount in this column reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2012 in accordance with FASB ASC Topic 718 and includes amounts from awards granted in 2012. For a discussion of the restricted stock units reported in this column, see Note 23 of the Notes to Consolidated Financial Statements in the 2012 Annual Report. At December 31, 2012, each of the directors held 18,868 units, except for Messrs. Butler and Nix who each held 9,434 units, all of which are vested but become transferable only upon Synovus’ future repayment of its obligations under TARP. Dividend equivalents are accrued on the restricted stock units.

(3)

Includes $10,000 in contributions made by Synovus under Synovus’ Director Stock Purchase Plan for this director, except for Ms. Allen and Mr. Butler who each received $7,500 and Ms. Camp who received $5,000. As described more fully above, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of Synovus stock, and in 2012, Synovus contributed an additional amount equal to 50% of the directors’ cash contributions under the plan.

(4)

Includes compensation of $5,400 for Mr. Butler, $14,000 for Mr. Brumley, $9,250 for Mr. Goodrich, $1,750 for Mr. Hansford and $18,600 for Mr. Yancey for service as an advisory director of certain of Synovus’ banking divisions.

(5)

Includes $10,000 for service on Synovus Bank’s Credit Committee as to Messrs. Brumley, Butler and Yancey (with Mr. Yancey receiving an additional $10,000 for his service as Chairperson of the Credit Committee).

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PROPOSALS TO BE VOTED ON

Proposal 1  Election of 14 Directors

Number

Pursuant to Synovus’ bylaws, the Board shall consist of not less than 8 nor more than 25 directors with such number to be set either by the Board of Directors or shareholders representing at least 66 2/3% of the votes entitled to be cast by the holders of all of Synovus’ issued and outstanding shares. Currently, the size of the Board is set at 15 members. In February 2013, the Board set the size of the Board at 14 members, effective as of the Annual Meeting. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the 14 nominees named in this Proxy Statement.

Two of our current directors, Frank W. Brumley and H. Lynn Page, have reached the mandatory retirement age for directors established under our Corporate Governance Guidelines and will not stand for re-election at the Annual Meeting. We thank both of these directors for their long and outstanding service to the Board and to Synovus.

Nominees for Election as Director

The 14 nominees for director named in this Proxy Statement were selected by the Corporate Governance and Nominating Committee based upon a review of the nominees and consideration of the director qualifications described under “Corporate Governance and Board Matters — Consideration of Director Candidates — Director Qualifications” on page 12 of this Proxy Statement. In addition to the specific criteria for director election, the Corporate Governance and Nominating Committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the affairs and business of Synovus. With respect to the nomination of continuing directors for re-election, the Corporate Governance and Nominating Committee also considers the individual’s contributions to the Board and its committees. Thirteen of the 14 nominees currently serve as a director. The nominees for director include 7 current and former chief executive officers, at least 11 persons who could be recognized as “audit committee financial experts,” two current or former deans of national universities, and a past vice-chairman of a global auditing firm. The nominees collectively have nearly 175 years of experience in banking and financial services as well as significant experience in insurance, investment management, commercial real estate and accounting. The nominees also bring extensive board and committee experience.

In addition to the overall composition of the Board, the Corporate Governance and Nominating Committee also considered the nominees’ individual roles in (1) oversight of our enterprise risk management initiatives, (2) relationships with the numerous regulatory agencies that monitor Synovus’ operations, (3) oversight and support of our asset disposition and expense reduction initiatives, (4) assistance with the strategic plan of the Company and (5) managing succession planning. In addition to fulfilling the above criteria, 12 of the 14 nominees for election named below are considered independent under the NYSE rules and Synovus’ Director Independence Standards. Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, risk management and oversight, commercial real estate, troubled asset work-out and disposition situations, and ancillary financial services businesses. Each member of the Board has demonstrated leadership through his or her work on the boards of a variety of public, private and non-profit organizations and is familiar with board processes and corporate governance. We believe the atmosphere of our Board is collegial and that all Board members are engaged in their responsibilities. For additional information about our director independence requirements, consideration of director candidates, leadership structure of our Board and other corporate governance matters, see “Corporate Governance and Board Matters” beginning on page 9 of this Proxy Statement.

The following table sets forth information regarding the 14 nominees for election to the Board.

Name	Age	Year First Elected Director	Principal Occupation	Committees
Catherine A. Allen	66	2011	Chairman and Chief Executive Officer, The Santa Fe Group	CGN, R
Stephen T. Butler	62	2012	Chairman of the Board, W.C. Bradley Company
Elizabeth W. Camp	61	2003	President and Chief Executive Officer, DF Management, Inc.	A, C
T. Michael Goodrich	67	2004	Chairman and Chief Executive Officer, Retired, BE&K, Inc.	E, C (Chair)
V. Nathaniel Hansford	69	1985	President, Retired, North Georgia College and State University	E, CGN (Chair)
Mason H. Lampton	65	1993	Chairman of the Board, Standard Concrete Products
Jerry W. Nix	67	2012	Vice Chairman and Chief Financial Officer, Retired, Genuine Parts Company	A, CGN
Joseph J. Prochaska, Jr.	62	2011	Executive Vice President and Chief Accounting Officer, Retired, MetLife, Inc.	E, A, R (Chair)

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Name	Age	Year First Elected Director	Principal Occupation	Committees
J. Neal Purcell	71	2003	Vice Chairman, Retired, KPMG LLP	E, A (Chair), R
Kessel D. Stelling	56	2010	Chairman of the Board, Chief Executive Officer and President, Synovus Financial Corp.	E (Chair)
Melvin T. Stith	66	1998	Dean, Martin J. Whitman School of Management, Syracuse University	C
Barry L. Storey	53	--	Founding Partner, Hull Storey Gibson Companies, LLC
Philip W. Tomlinson	66	2008	Chairman of the Board and Chief Executive Officer, Total System Services, Inc.	R
James D. Yancey	71	1978	Chairman of the Board, Columbus Bank and Trust Company; Chairman of the Board, Retired, Synovus Financial Corp.	E, R
E: Executive A: Audit CGN: Corporate Governance and Nominating C: Compensation R: Risk

The business experience and other specific skills, attributes and qualifications of each of the nominees is as follows:

Catherine A. Allen is the Chairman and Chief Executive Officer of The Sante Fe Group, a consulting group specializing in management for strategic industry and institutional projects to financial institutions and other critical infrastructure companies. She has held that position since 1996. From 1997 to 2007, Ms. Allen was the founding Chief Executive Officer of BITS, a division of the Financial Services Roundtable and consortium that worked closely with the nation’s largest financial institutions on strategic issues facing the industry, including payments strategies and risk management. From 1989 to 1996, she held various senior executive positions at Citigroup in the retail, bankcards and corporate technology divisions, representing Citibank as the president and chair of the multi-industry Smart Card Forum for a number of those years. Prior to joining Citibank, Ms. Allen served as director of corporate planning for Dun and Bradstreet. She holds a bachelor’s degree in retail management from the University of Missouri and a master’s degree in marketing and consumer economics from the University of Maryland and has completed doctoral work in international business from George Washington University. Ms. Allen currently serves on the boards of two public companies, El Paso Electric Company, a utilities company, and Stewart Information Services Corporation, a real estate information, title insurance and transaction management company. She is a member of the compensation committee, the national resources committee and the external affairs committee at El Paso. In addition, Ms. Allen serves on the compensation committee and chairs the technology advisory committee at Stewart. She also serves on various private company and civic boards, including Citibank Global Transaction Services, Hudson Partners, LLP, Singlepoint, LLC, Women Corporate Directors, New Mexico Appleseed, the Los Alamos National Laboratory Foundation, the New Mexico Museum Foundation and chairs the National Foundation for Credit Counseling. She has served on a number of government and technology-related committees and consortiums and has authored and edited numerous articles and two books related to technology, business innovation and marketing in the financial services industry. Ms. Allen has been recognized with a lifetime achievement award from US Banker Magazine, in addition to numerous other civic and professional awards and recognition. Ms. Allen’s in-depth knowledge and understanding of the financial services industry, risk management and technological innovation enhance our Board’s subject matter expertise and provide a significant resource to Synovus.

Stephen T. Butler is the Chairman of the Board of W.C. Bradley Co., a private consumer products and real estate company, a position he has held since 2008. Prior to that time and for 21 years, he served as Chief Executive Officer and Chairman of the Board of W.C. Bradley Co. where he was responsible for the oversight and development of the company’s mass market home and leisure product businesses through acquisitions and new product introductions and the development of various real estate projects throughout Columbus, Georgia. In addition to his leadership role on the W.C. Bradley board, Mr. Butler currently serves as an advisory director of Columbus Bank and Trust, or CB&T, a banking division of Synovus, and on the boards of various civic and non-profit companies, including St. Francis Hospital, Inc. and The Bradley-Turner Foundation. He attended Vanderbilt University and Columbus State University and completed the Harvard Advanced Management Program. Mr. Butler’s extensive leadership experience with a diversified company enhances the Board’s understanding of corporate strategy, compensation practices and risk management, among other things.

Elizabeth W. Camp is President and Chief Executive Officer of DF Management, Inc., a private investment and commercial real estate management company, a position she has held since 2000. Previously, Ms. Camp served in various capacities, including President and Chief Executive Officer, of Camp Oil Company for 16 years. Before it was sold in 2000, Camp Oil developed and operated convenience stores, truck stops and restaurants and grew to realize annual revenue of $300 million, employing 650 employees and operating 62 units in nine states throughout the United States. Ms. Camp’s background also includes experience as a tax accountant with a major accounting firm and an attorney in law firms in Atlanta and Washington, D.C. Ms. Camp holds a bachelor’s degree in accounting and a law degree from the University of Georgia and a master’s degree in taxation from Georgetown University. Ms. Camp served as an advisory director of Citizens Bank & Trust, a banking division of Synovus, for over 23 years and is a current or past trustee or director of several non-profit organizations, including the Georgia Department of Industry, Trade & Tourism. Previously, Ms. Camp served as a director of Blue Cross Blue Shield of Georgia from 1992 to 2001. Ms. Camp’s background as an executive officer and her expertise in accounting, tax and legal matters, provides expertise in management and auditing, as well as leadership skills to our Board.

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T. Michael Goodrich is the former Chairman of the Board and Chief Executive Officer of BE&K, Inc., a privately held international engineering and construction company specializing in complex projects. Mr. Goodrich joined BE&K in 1972 as Assistant Secretary and General Counsel, was named President in 1989 and served as Chairman and Chief Executive Officer from 1995 until his retirement in May 2008. Mr. Goodrich received a bachelor’s degree in civil engineering from Tulane University and a law degree from the University of Alabama. Mr. Goodrich serves as a director of Energen Corporation, a publicly held diversified energy company, and as an advisory director of First Commercial Bank, a banking division of Synovus. He also serves on the board on of AGI-Shorewood Group. Mr. Goodrich is the Chairman of Synovus’ Compensation Committee and serves on the governance committee and the officers review committee at Energen. In addition, he is a member of the Alabama Academy of Honor, the National Academy of Construction and the Alabama Engineering Hall of Fame. Through his experience as chief executive officer as well as his service on the board and committees of another NYSE-listed public company, Mr. Goodrich brings extensive leadership, risk assessment skills and public company expertise to our board.

V. Nathanial Hansford is the former President of North Georgia College and State University, a position he held from 1999 through 2005. Prior to his retirement in 2005, Mr. Hansford was a professor and Dean of Law at the University of Alabama and was a visiting professor at the United States Military Academy, the University of Georgia and the University of Fribourg in Switzerland. Mr. Hansford also served for 20 years in the U.S. Army Reserves, Judge Advocate General’s Corp., retiring as a Colonel. Mr. Hansford holds a bachelor’s degree and a law degree from the University of Georgia and a master’s degree in law from the University of Michigan. In addition to serving on the advisory board of one of our banking divisions, Cohutta Banking Company, Mr. Hansford is the state chairman of the Georgia Trust for Historic Preservation and serves on the Georgia Non-Public Postsecondary Education Commission and the Lexington City Council. Mr. Hanford’s extensive background in education and administration provide our Board with leadership and consensus-building skills on a variety of matters, including corporate governance and succession planning.

Mason H. Lampton is the Chairman of the Board of Standard Concrete Products, Inc., a privately-held construction materials company, a position he has held since he founded the company in 1996. From 1996 until 2004, Mr. Lampton also served as President and Chief Executive Officer of Standard Concrete. Prior to founding Standard Concrete, Mr. Lampton served as President and Chairman of the Board of The Hardaway Company, having negotiated a leveraged buy-out of that company in 1977. Mr. Lampton spent two years in the United States Army and achieved the rank of First Lieutenant. Mr. Lampton holds a bachelor’s degree from Vanderbilt University. Mr. Lampton also serves as a director of Total System Services, Inc., or TSYS, a global payments processing company, and chairs its compensation committee. Mr. Lampson’s extensive experience in the various aspects of the construction industry throughout the Southeast, including dispute resolution, employee relations matters and contract negotiations, his focus on the capital needs of a growing company and his extensive skills at managing risk and directing corporate strategy provide our Board with a valuable resource as it manages Synovus through the current environment and looks to its future.

Jerry W. Nix is the former Vice Chairman, Executive Vice President and Chief Financial Officer of Genuine Parts Company, a public company engaged in the distribution of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials. Prior to retiring in March 2013, Mr. Nix served as Chief Financial Officer for over 13 years and served in various other capacities with Genuine Parts Company before that time, including Senior Vice President - Finance. In addition to serving as a director of Genuine Parts, Mr. Nix serves on various civic and non-profit boards, including Young Harris College, Cobb County Chamber of Commerce, Cobb Energy Performing Arts Authority and Boy Scouts of America. Prior to joining Genuine Parts in 1978, Mr. Nix was an auditor with Ernst & Young and a pilot in the U.S. Air Force. Mr. Nix has bachelors’ degrees from both Mississippi State University and the University of Florida. Mr. Nix’s extensive financial and accounting experience with a large diversified public company provides the Board with a great resource in the financial, accounting, risk management, and investor relations area.

Joseph J. Prochaska, Jr. is the former Executive Vice President and Chief Accounting Officer of MetLife, Inc., a public insurance and financial services company, a position he held from 2005 until his retirement in 2009. From 2003 to 2005, he served as MetLife’s Senior Vice President and Chief Accounting Officer. From 1992 to 2003, Mr. Prochaska served in various executive leadership positions at Aon Corporation, including Senior Vice President and Controller, Executive Vice President and Chief Financial Officer of Aon Group, Inc. and President of Aon’s Financial Services Group. From 1975 to 1992, he served in various executive leadership positions at Shand, Monahan & Co., Inc. and Evanston Insurance Company, including Chief Financial Officer, Chairman and Chief Executive Officer. In addition, Mr. Prochaska’s background includes experience with a major accounting firm in Chicago, Illinois as a certified public accountant. He holds a bachelor’s degree in accounting from the University of Notre Dame. Mr. Prochaska currently serves on the boards of two private companies and is a member of their compensation and audit committees. He has also received the designation of a Governance Fellow by the National Association of Corporate Directors. Mr. Prochaska’s extensive accounting experience in the financial services industry, his integral involvement in the day-to-day accounting and risk management practices of large global public companies and his compensation and insurance expertise provide our Board with a valuable resource.

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J. Neal Purcell is the former Vice Chairman of KPMG LLP. Prior to his retirement in 2002, Mr. Purcell managed KPMG’s national audit practice operations for three years. Prior to that time, he held various management positions at KPMG, having been elected as a partner in 1972. He holds an accounting degree from Emory University and served in the U.S. Army for six years. In 2012 after nine years of service, Mr. Purcell retired from the board of the Southern Company, a publicly held public utility holding company, where he chaired its compensation committee and was a member of its finance committee. In addition, during 2012 after nine years of service, he retired from the board of Kaiser Permanente, a national health care company, where he chaired its audit committee and served on its compensation, finance and executive committees. From 2003 to 2007, Mr. Purcell served on the board of Dollar General Corporation, a NYSE-listed public company. Mr. Purcell also serves on the board of trustees at Emory University, chairing its compensation committee and serving on its finance, executive and investment committees. In addition, Mr. Purcell currently serves, or has recently served, on the boards or advisory boards at Emory HealthCare, the Georgia Chamber of Commerce, Kaiser Permanente’s Georgia region, the Salvation Army and the United Way of Atlanta. Mr. Purcell’s nearly forty years of accounting experience in the financial institutions industry and his integral involvement in other public companies’ auditing practices and risk management programs and policies provide our Board with valuable expertise in these areas. In addition, Mr. Purcell provides and has provided the Board with an important perspective on our capital and liquidity needs.

Kessel D. Stelling is the Chairman of the Board, President and Chief Executive Officer of Synovus. He has been Chairman since January 1, 2012 and President and Chief Executive Officer since October 2010, after serving as Acting Chief Executive Officer from June to October 2010 while Richard E. Anthony was on a medical leave of absence. Prior to that time and since February 2010, Mr. Stelling served as President and Chief Operating Officer of Synovus. From June 2008 until February 2010, Mr. Stelling served as the Regional Chief Executive Officer of Synovus’ Atlanta area market. Prior to that time, he served as President and Chief Executive Officer of Bank of North Georgia, or BNG, a banking division of Synovus, having been appointed to that position in December 2006. Mr. Stelling founded Riverside Bancshares, Inc. and Riverside Bank in 1996 and served as its Chairman of the Board and Chief Executive Officer until 2006 when Riverside Bancshares, Inc. merged with and into Synovus and Riverside Bank merged with and into BNG. Prior to that time, Mr. Stelling worked in various management capacities in banking in the Atlanta region, having begun his career in the industry in 1974. Mr. Stelling holds a bachelor’s degree from the University of Georgia and is a graduate of Louisiana State University School of Banking of the South. He serves as a member of the Board of Regents of the University System of Georgia. Mr. Stelling also serves as a trustee or director on several civic and non-profit organizations, including the Metro Atlanta Chamber of Commerce and the Dean’s Advisory Council of the University of Georgia Terry College of Business. Mr. Stelling’s extensive banking and leadership experience, along with his in-depth knowledge of our corporate strategy and day-to-day operations, provides our Board with an important resource in understanding our markets and industry.

Melvin T. Stith is the Dean of the Martin J. Whitman School of Management at Syracuse University. Prior to taking this position in 2005, Dr. Stith was the Dean and Jim Moran Professor of Business Administration at Florida State University for thirteen years. He has been a professor of marketing and business since 1977 after having served in the U.S. Army Military Intelligence Command and achieving the rank of Captain. He holds a bachelor’s degree from Norfolk State College and a master’s degree in business administration and a Ph.D. in marketing from Syracuse University. Dr. Stith currently serves on the board of Flowers Foods, Inc., a publicly held baked foods company, and its audit and compensation committees and on the board of Aflac Incorporated, a publicly held, Fortune 500 supplemental insurance company, as well as its governance committee. He has also served on the boards of various private companies and is a current or past director of Beta Gamma Sigma, the national honorary society for business schools, the Jim Moran Foundation and the Graduate Management Admissions Council. Dr. Stith’s leadership skills in consensus-building, risk management and executive management and his financial acumen add an important dimension to our Board’s composition.

Barry L. Storey is a Founding Partner of Hull Storey Gibson Companies, LLC, an Augusta, Georgia based retail acquisition and development real estate company founded in 1992 and owning and operating over 13 million square feet of retail strip centers and enclosed mall properties in the Southeast. Prior to that time, Mr. Storey worked as a project manager in the Mall Development Division for CBL & Associates Properties, Inc. and as a real estate leasing manager for NTS Development Corporation. He has extensive real estate expertise and experience in many of the markets in which we serve. Mr. Storey holds a bachelor’s degree from the University of Georgia and serves on numerous civic and professional boards of directors, as well as on the advisory board of AFB&T, one of our banking divisions. If elected, his extensive experience in real estate acquisition, development and management and his background in the markets in which we serve will provide our Board with significant insight, particularly as we continue to refine and execute our asset disposition and expense reduction strategies in the current environment.

Philip W. Tomlinson is the Chairman of the Board and Chief Executive Officer of TSYS, a publicly held global payments processing company. Mr. Tomlinson was elected to his current position with TSYS in January 2006. From 1982 until 2006, Mr. Tomlinson served in various capacities with TSYS, including Chief Executive Officer and President. Since TSYS’ incorporation in December 1982, Mr. Tomlinson has played a key role in almost every major strategy that has shaped TSYS’ development. Mr. Tomlinson is a member of the Financial Services Roundtable and a graduate of Louisiana State University School of Banking of the South. Mr. Tomlinson is also a member of the Georgia Economic Development Board and other charitable and civic organizations’ board of directors. As the principal executive officer of a public company, Mr. Tomlinson provides valuable insight and guidance on the issues of corporate governance, strategy and risk management, particularly as to his expertise and understanding of the current trends within the financial services industry and as to his diverse relationships within the financial services community.

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James D. Yancey is the Chairman of the Board of CB&T and former Chairman of the Board of Synovus. He retired as an executive employee of Synovus in December 2004 and served as a non-executive Chairman of the Board until July 2005. Mr. Yancey was elected as an executive Chairman of the Board of Synovus in October 2003. Prior to 2003 and for 45 years, Mr. Yancey served in various capacities with Synovus and/or CB&T, including Vice Chairman of the Board and President of both Synovus and CB&T. Mr. Yancey has an associate’s degree from Columbus State University. He serves as a director of TSYS as well as other civic and charitable organizations and brings to our Board a depth of understanding as to our company’s business, history and organization and the various challenges we face in the current economic environment.

The Board of Directors unanimously recommends that you vote “FOR” all 14 nominees.

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Proposal 2  Approval of Compensation of our Named Executive Officers as Determined by the Compensation Committee

Synovus believes that our compensation policies and procedures for our named executive officers are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our shareholders. Synovus also believes that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve, on an advisory basis, such compensation as described in this Proxy Statement.

As discussed under “Executive Compensation — Compensation Discussion and Analysis” beginning on page 33 of this Proxy Statement, Synovus’ compensation program for its executive officers is performance-oriented and designed to support our strategic goals. Additionally, our program is currently designed to comply with the regulatory restrictions on executive pay for TARP participants. In 2012, Synovus made significant accomplishments as we continued to recover from a challenging economy. Synovus’ key achievements in 2012 are summarized in “Executive Compensation – Compensation Discussion and Analysis.” Our 2012 results have positioned us for TARP repayment, which we expect to occur no later than the fourth quarter of 2013, subject to regulatory approval. Our 2012 year-end stock price also reflects our 2012 results, ending the year at $2.45 per share, an increase of 74% from our $1.41 per share price on December 31, 2011.

2012 Compensation

The compensation of executives in 2012 reflects Synovus’ performance and the requirements of the TARP program. For example:

Base Salaries

•

The Chief Executive Officer and other named executive officers received only a modest (2.5%) cash base salary increase, consistent with the base salary increases for other team members.

•

Consistent with the actions taken by many of our peers and other banks subject to TARP, Synovus granted salary stock units for 2012 to the Chief Executive Officer and other named executive officers. We introduced salary stock units in 2012 because of our return to profitability and because the total compensation paid to our named executive officers was below market. Even with the addition of salary stock units, the total compensation of our named executive officers remains below market.

Short-Term Incentives

•

For the sixth year in a row, we paid no bonuses to any of our executive officers, including our named executive officers.

Long-Term Incentives

•

Synovus granted restricted stock units to our executive officers with both a performance component and a service component. In order for the awards to vest, the restricted stock units require that the executive officers must complete three years of service and that Synovus must have two consecutive quarters of profitability and repay its obligations under the Capital Purchase Program implemented as part of TARP.

•

Because our long-term incentive program consists entirely of equity-based awards, the value of the previously granted equity awards has been directly impacted by the decline in our stock price from historical levels:

–

Our executives’ outstanding stock options are “underwater,” meaning that the exercise price exceeds the current value of the shares. This will continue until stock prices return to their former levels.

–

Previously-granted restricted stock units have declined in value along with the declines in our stock price.

•

Because of our stock ownership guidelines and “hold until retirement” requirements, executives hold a significant amount of Synovus stock, further aligning their interests with shareholders’ interests.

We believe that the compensation delivered to each named executive officer in 2012 was fair and reasonable. Compensation increased in 2012 in reflection of our return to profitability; however, our executive compensation remains well below market.

On February 13, 2009, the United States Congress passed the American Recovery and Reinvestment Act of 2009, or ARRA. ARRA requires, among other things, that all participants in TARP permit a non-binding shareholder vote to approve the compensation of the company’s executives. Accordingly, we are asking you to approve the compensation of Synovus’ named executive officers as described under “Executive Compensation — Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement (see pages 33 to 47 of this Proxy Statement). Under ARRA, your vote is advisory only and will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Under the federal securities laws, as long as Synovus is required to hold an annual “say on pay” vote because it has received TARP financial assistance, we will not be required to hold a “say on frequency” vote until all of our TARP indebtedness has been repaid.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of the named executive officers as determined by the Compensation Committee, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.

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Proposal 3  Approval of the Synovus Financial Corp. 2013 Omnibus Plan

Upon the recommendation of the Compensation Committee, on February 28, 2013, the Board of Directors adopted the Synovus Financial Corp. 2013 Omnibus Plan (“2013 Plan”), subject to shareholder approval. The purpose of the 2013 Plan is to advance the interests of Synovus and its shareholders through awards that give employees and directors a personal stake in Synovus’ growth, development and financial success. Awards under the 2013 Plan are designed to motivate employees and directors to devote their best interests to the business of Synovus. Awards will also help Synovus attract and retain the services of employees and directors who are in a position to make significant contributions to Synovus’ future success.

Under the Synovus Financial Corp. 2007 Omnibus Plan (“2007 Plan”), approximately 23.9 million shares remain available for grant as of December 31, 2012. However, the 2007 Plan includes a limit on the number of full-value awards (e.g., restricted stock, performance shares) that can be granted, and only 706,580 of the remaining available shares can be granted as full-value awards. Accordingly, unless the 2013 Plan is approved, we will be severely limited in the types of awards we are able to grant. While we remain under TARP, we are prohibited from granting equity other than full-value awards to our top executives. Once we exit the TARP program, we anticipate continuing to use full-value awards as part of our equity compensation program to remain in line with market trends and regulatory expectations. The 2013 Plan does not include a cap on the number of full-value awards that can be granted. Instead, the 2013 Plan provides for a flexible share pool whereby the share authorization will be reduced by two shares for each full-value award granted. If the 2013 Plan is approved, no further awards will be granted under the 2007 Plan and the shares remaining available under the 2007 Plan will not be rolled over into the 2013 Plan (except that any shares later forfeited from awards that were granted under the 2007 Plan will be added to the shares available for grant under the 2013 Plan).

Notable Provisions of the 2013 Plan

The 2013 Plan contains a number of provisions that we believe are consistent with the interests of our shareholders and sound corporate governance practices, including:

•

Flexible Share Pool. The 2013 Plan uses a flexible share pool under which each stock-based full-value award counts as two shares against the plan share reserve.

•

No liberal share counting. The 2013 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding requirements. The 2013 Plan also prohibits “net share counting” upon the exercise of stock appreciation rights.

•

Minimum Vesting Requirements. With minimal exceptions, the 2013 Plan requires that time-based full-value awards have a minimum vesting period of three years and performance-based awards have a minimum vesting period of one year.

•

No repricing of stock options or stock appreciation rights (“SARs"). The 2013 Plan prohibits the repricing of stock options or SARs without shareholder approval.

•

No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•

Annual limit on awards to non-employee directors. The 2013 Plan imposes a number of shares that may be granted as awards to any one non-employee director in any calendar year.

•

No dividends on unearned performance awards. The 2013 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance-based awards.

•

Compensation recoupment policy. Awards under the 2013 Plan will be subject to any compensation recoupment policy that Synovus may adopt from time to time.

Summary of the 2013 Plan

The following is a summary of the material terms of the 2013 Plan. This summary is qualified in its entirety by the full text of the 2013 Plan, which is attached to this Proxy Statement as Appendix B.

Eligibility and Participation

Any employee of Synovus or any of its subsidiaries, any non-employee director of Synovus, and any non-employee advisory director of Synovus or a subsidiary, approximately 5,000 persons as of December 31, 2012, is eligible to participate in the 2013 Plan. Incentive stock options, however, may be granted only to employees. The Committee has discretion to select participants from year to year.

Permissible Awards

The 2013 Plan authorizes the grant of awards in any of the following forms:

•

Options to purchase shares of common stock, which may be nonqualified stock options or incentive stock options (“ISOs”). The exercise price of an option granted under the 2013 Plan may not be less than the fair market value of Synovus’ common stock on the date of grant. Stock options granted under the 2013 Plan will have a term of not more than ten years.

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•

SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the SAR. The base price of a SAR may not be less than the fair market value of Synovus’ common stock on the date of grant. SARs granted under the 2013 Plan will have a term of not more than ten years.

•

Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee.

•

Performance awards, which may be performance shares (denominated in shares of stock) or performance units (denominated in cash) and, in either case, are contingent upon performance-based vesting conditions.

•

Other stock-based awards in the discretion of the Committee, including unrestricted stock grants.

•

Cash-based awards.

All awards will be evidenced by a written award agreement between Synovus and the participant, which will include such provisions as may be specified by the Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Shares Subject to the Plan; Maximum Amounts Payable to Any Participant

Subject to certain anti-dilution adjustments, the aggregate number of shares of Synovus common stock that may be granted to participants pursuant to awards granted under the 2013 Plan may not exceed sixty million (60,000,000) shares, plus any shares awarded under the 2007 Plan that are subsequently forfeited. Each share issued pursuant to a full-value award (awards settled in stock other than stock options and SARs) will reduce the share authorization by two (2) shares. Subject to certain anti-dilution adjustments, the annual award limits of the 2013 Plan are as follows:

•

The maximum aggregate number of shares subject to options granted in any one calendar year to any one participant is 5,000,000 shares.

•

The maximum number of shares subject to SARs granted in any one calendar year to any one participant is 5,000,000 shares.

•

The maximum aggregate grant with respect to awards of restricted stock or restricted stock units in any one calendar year to any one participant is 2,500,000 shares.

•

The maximum aggregate award of performance units or performance shares that a participant may receive in any one calendar year is 2,500,000 shares if the award is payable in shares, or equal to the value of 1,000,000 shares if the award is payable in cash or property other than shares, determined as of the award grant date.

•

The maximum aggregate amount awarded or credited with respect to cash-based awards to any one participant in any one calendar year is $2,500,000.

•

The maximum aggregate grant with respect to other stock-based awards in any one calendar year to any one participant is 2,500,000 shares.

•

The maximum number of shares subject to awards granted in any one calendar year granted to non-employee directors is 50,000, except that the annual limit is 250,000 shares for any non-employee director serving as Chairman of the Board, and provided that an individual first appointed to the Board may be granted an amount in the initial calendar year covering up to an additional 250,000 shares.

Share Counting

Shares covered by an award count against the authorized share pool only to the extent they are actually issued. Any shares related to awards that (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, (ii) are settled in cash in lieu of shares, or (iii) are exchanged with the Committee’s permission prior to the issuance of shares for awards not involving shares, shall be available again for grant under the 2013 Plan. However, the full number of SARs granted that are to be settled by the issuance of shares is counted against the number of shares available for award under the 2013 Plan, regardless of the number of shares actually issued upon settlement of such SARs. Further, any shares withheld to satisfy tax withholding obligations on awards issued under the 2013 Plan, shares tendered to pay the exercise price of awards under the 2013 Plan, and shares repurchased on the open market with the proceeds of a stock option exercise will not be returned to the share pool for future awards. The shares available for issuance under the 2013 Plan may be authorized and unissued shares or treasury shares.

Minimum Vesting

Except with respect to a maximum of five percent (5%) of the shares authorized under the 2013 Plan, any full value awards that vest on the basis of the grantee’s continued employment with or provision of service to Synovus will not provide for vesting that is any more rapid than annual pro rata vesting over a three-year period and any full value awards that vest upon the attainment of performance goals will provide for a performance period of at least twelve months.

Deductibility Under Code Section 162(m)

Pursuant to Section 162(m) of the Internal Revenue Code, a public company may not deduct compensation in excess of $1,000,000 paid to a covered employee. A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other three highest paid officers named in its proxy statement (excluding its chief financial officer). This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception. While we remain under TARP, this deduction limit is reduced to $500,000 and there is no performance-based exception.

The 2013 Plan is designed so that grants of options and SARs under the plan, and other awards that are conditioned on performance goals as described below, may be excluded from the $1 million deduction limit under Code Section 162(m) applicable to non-TARP participants.

In setting the performance goals for awards (other than options or SARs) that are intended to meet the Section 162(m) performance-based exception, the Committee must use any one or more of the following measures:

(a)

Net earnings or net income, before or after taxes (including, but not limited to, net income, net income available to common shareholders, and income before taxes);

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(b)

Earnings before or after taxes, interest, depreciation and/or amortization;

(c)

Earnings per share or earnings per diluted common share;

(d)

Revenue growth;

(e)

Net operating profit;

(f)

Pre-tax, pre-credit costs income;

(g)

Net interest margin;

(h)

Return measures (including, but not limited to, return on average assets, capital, invested capital, or average equity);

(i)

Cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity, and cash flow return on investment);

(j)

Gross or operating margins;

(k)

Productivity ratios (including, but not limited to, growth measures and total shareholder return);

(l)

Capital ratios;

(m)

Liquidity ratios;

(n)

Share price (including, but not limited to, growth measures and total shareholder return);

(o)

Expense targets;

(p)

Margins;

(q)

Operating efficiency;

(r)

Market share (including, but not limited to, deposit market share or loan market share);

(s)

Loan and/or deposit growth;

(t)

Customer satisfaction;

(u)

Unit volume;

(v)

Working capital targets and change in working capital;

(w)

Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(x)

Asset growth;

(y)

Non-interest expense as a percentage of total expense;

(z)

Loan charge-offs as a percentage of total loans;

(aa)

Risk and asset quality measures (including, but not limited to, net charge-off ratio, non-performing assets ratio, and classified assets ratio);

(bb)

Regulatory compliance; and

(cc)

Successful negotiation or renewal of contracts with new or existing customers or new or existing service providers.

The performance measures may be used to measure the performance of Synovus, any subsidiary and/or affiliate as a whole, or any business unit thereof, as the Committee may deem appropriate. Performance awards may be granted either alone or in addition to other grants made under the 2013 Plan. Performance goals may be specified in absolute terms, in percentages, in terms of growth from period to period or growth rates over time, as well as measured relative to a group of comparator companies, or a published or special index, or a stock market index that the Committee, in its sole discretion, deems appropriate. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

The Committee may grant awards under the 2013 Plan that do not qualify as performance-based compensation under Section 162(m), and there is no guarantee that the exemption would be available for performance-based awards granted under the 2013 Plan in any particular circumstance. To maintain flexibility in compensating our executives, the Committee reserves the right to use its judgment to grant or approve awards or compensation that is non-deductible when the Committee believes that such payments are appropriate.

Adjustments in Connection with Certain Events

In order to prevent dilution or enlargement of a participant’s rights under the 2013 Plan, the Committee shall substitute or adjust the number and kind of shares that may be issued under the 2013 Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards in the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of Synovus, combination of shares, exchange of shares, dividend in-kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to shareholders of Synovus, or any similar corporate event or transaction.

Duration of the 2013 Plan

The 2013 Plan will become effective on April 25, 2013 if it is approved by our shareholders at the Annual Meeting. The 2013 Plan will terminate after 10 years (or 10 years after any later amendment approved by our shareholders to increase the number of shares under the Plan) or, if sooner, when all shares reserved under the 2013 Plan have been issued. At any time, the Board of Directors may terminate the 2013 Plan. The termination of the 2013 Plan will not affect outstanding awards in any way.

Administration

The 2013 Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee has broad discretion to construe, interpret and administer the 2013 Plan, to select the individuals to be granted awards, to determine the number of shares to be subject to each award, and to determine the terms, conditions and duration of each award. The Committee’s decisions will be conclusive, final and binding upon all parties. The Committee may delegate to one or more of our officers the authority to grant awards to participants who are not directors or executive officers, within parameters specified by the Committee and applicable law.

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Amendment of the 2013 Plan

The Committee may amend, modify, suspend or terminate the 2013 Plan at any time; provided, however, that without the prior approval of our shareholders and except as provided in the plan’s anti-dilution provisions, (1) the exercise or base price of an option or SAR may not be reduced, directly or indirectly, (2) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARs having an exercise or base price that is less than the original price, and (3) we may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares underlying the option or SAR is lower than the exercise price of the option or base price of the SAR. In addition no material amendment of the 2013 Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. No amendment, modification, suspension or termination of the 2013 Plan may adversely affect an existing award without the affected participant’s consent.

Change of Control

The effect of a change of control of Synovus on awards granted under the 2013 Plan will depend on whether the awards are assumed by the surviving entity or are otherwise equitably converted or substituted in the transaction. In the case of awards that are not so assumed or converted, and unless otherwise provided in the award agreement, any time-based awards will become vested and exercisable as of the date of the change of control, and the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance measured as of the end of the calendar quarter immediately preceding the change of control (depending on the time during the performance period in which the change of control occurs) and the awards will be paid out on a pro rata basis, based on the time elapsed prior to the change of control. In the case of awards that are assumed by the surviving entity or are otherwise equitably converted or substituted in the change of control transaction, and unless otherwise provided in the award agreement, the above-described vesting acceleration will not occur unless the participant’s employment is terminated within two years following the change of control either (i) by the surviving entity without cause or (ii) by the participant for good reason as such terms are defined in the applicable award agreement or an applicable employment, severance or similar agreement.

Benefits to Named Executive Officers and Others

As of March 15, 2013, no awards had been granted under the 2013 Plan. Awards under the 2013 Plan will be granted at the discretion of the Committee. Accordingly, future awards under the 2013 Plan are not determinable.

Federal Income Tax Consequences of the 2013 Plan

The following discussion of the federal income tax consequences of awards granted under the 2013 Plan is intended only as a summary of the present federal income tax treatment of awards. These laws are highly technical and are subject to change at any time. This summary does not discuss the tax consequences of a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options

Nonqualified stock options granted under the 2013 Plan will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the shares on the exercise date. Synovus will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income.

Incentive Stock Options

An employee will generally not recognize ordinary income on receipt or exercise of an incentive stock option so long as he or she has been an employee of Synovus or its subsidiaries from the date the incentive stock option was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of common stock received on exercise of the incentive stock option for one year after the date of exercise (and for two years from the date of grant of the incentive stock option), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, Synovus may not deduct any amount in connection with the incentive stock option. If an employee exercises an incentive stock option but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, Synovus will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Stock Appreciation Rights

There are no immediate tax consequences to a participant when a SAR is granted. When a participant exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in common stock are normally includable in the participant’s gross income for regular income tax purposes. Synovus will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the common stock payable on the date of exercise.

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Restricted Stock

The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, Synovus will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year the participant includes the compensation in income.

Restricted Stock Units

Generally, a participant will not recognize ordinary income until common stock, cash, or other property become payable under the restricted stock unit, even if the award vests in an earlier year. Synovus will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.

Performance Units / Performance Shares

As stated above, the performance units and performance shares awarded under the 2013 Plan are intended to be “qualified performance-based compensation” under Section 162(m) and, therefore, deductible by Synovus when the employee recognizes ordinary income. Employees under the 2013 Plan incur no income tax liability upon the initial grant of performance units or performance shares. At the end of the performance or measurement period, however, employees realize ordinary income on any amounts received in cash or common stock. Any subsequent appreciation on the common stock is treated as a capital gain.

Cash-Based Awards / Other Stock-Based Awards

Any cash payments or the fair market value of any common stock or other property a participant receives in connection with cash-based awards or other stock-based awards are includable in income in the year received or made available to the participant without substantial limitations or restrictions. Generally, Synovus will be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.

Deferred Compensation

All awards under the 2013 Plan must satisfy the requirements of Section 409A of the Code, or be exempt from such law, to avoid adverse tax consequences to participants.

Equity Compensation Plan Information

The following table gives information as of December 31, 2012 about Synovus common stock that may be issued under our existing equity compensation plans.

Plan Category(1)	(a) Number of securities to be issued upon vesting of restricted share units	(b) Number of securities to be issued upon exercise of outstanding options	(c) Weighted- average exercise price of outstanding options in column (b)	(d) Number of shares remaining available for issuance excluding shares reflected in columns (a) and (b)
Shareholder approved equity compensation plans for shares of Synovus stock	6,442,979	19,103,267	$8.41	23,855,801	(2)
Non-shareholder approved equity compensation plans	—	—	—	—
TOTAL	6,442,979	19,103,267	8.41	23,855,801

(1)

Does not include information for equity compensation plans assumed by Synovus in mergers. A total of 186,438 shares of common stock was issuable upon exercise of options granted under plans assumed in mergers and outstanding at December 31, 2012. The weighted average exercise price of all options granted under plans assumed in mergers and outstanding at December 31, 2012 was $7.46. Synovus cannot grant additional awards under these assumed plans.

(2)

Includes 23,855,801 shares available for future grants as share awards under the 2007 Plan. If the 2013 Plan is approved, no further awards will be granted under the 2007 Plan.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the Synovus Financial Corp. 2013 Omnibus Plan.

Proposal 4  Ratification of Appointment of the Independent Auditor

The Audit Committee has appointed the firm of KPMG LLP as the independent auditor to audit the consolidated financial statements of Synovus and its subsidiaries for the fiscal year ending December 31, 2013 and Synovus’ internal control over financial reporting as of December 31, 2013. Although shareholder ratification of the appointment of Synovus’ independent auditor is not required by our bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for Synovus.

KPMG served as Synovus’ independent auditor for the fiscal year ended December 31, 2012. Representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

The Board of Directors unanimously recommends that you vote “FOR” ratification of the appointment of KPMG LLP as the independent auditor.

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position with Synovus of each executive officer of Synovus.

Name	Age	Position with Synovus
Kessel D. Stelling(1)	56	Chairman of the Board, Chief Executive Officer and President
Roy Dallis Copeland, Jr.(2)	44	Executive Vice President and Chief Banking Officer
Allen J. Gula, Jr.(3)	58	Executive Vice President and Chief Operations Officer
Samuel F. Hatcher(4)	67	Executive Vice President, General Counsel and Secretary
Mark G. Holladay(5)	57	Executive Vice President and Chief Risk Officer
Kevin J. Howard(6)	48	Executive Vice President and Chief Credit Officer
Liliana C. McDaniel(7)	48	Chief Accounting Officer
Thomas J. Prescott(8)	58	Executive Vice President and Chief Financial Officer
J. Barton Singleton(9)	49	Executive Vice President and President, Financial Management Services

(1)

As Mr. Stelling is a director of Synovus, relevant information pertaining to his positions with Synovus is set forth under the caption “Nominees for Election as Director” beginning on page 17 of this Proxy Statement.

(2)

Roy Dallis Copeland, Jr. was elected as Executive Vice President in January 2010 and Chief Banking Officer in January 2011. Prior to that time and since September 2008, he served as Senior Vice President and Chief Commercial Officer of Synovus and before that, Mr. Copeland served as President and Chief Executive Officer of Citizens First Bank, one of our banking divisions. Mr. Copeland also has led various banking departments in retail and commercial banking at CB&T, where he began his career in 1992.

(3)

Allen J. Gula, Jr. was elected Executive Vice President and Chief Operations Officer of Synovus in July 2011. Prior to joining Synovus and since 2003, Mr. Gula was an independent consultant and investor, consulting with private equity and venture capital firms on potential acquisitions and investments and serving on various corporate boards. From 2006 to 2007, he also served as the Executive Vice President, Business and Technology Operations at Greater Bay Bancorp, a public bank holding company acquired by Wells Fargo, and from 1999 to 2006, he served in various capacities at Franklin Resources, Inc., an investment management organization, including as the Advisor to the Chief Executive Officer, Co-President and the Chief Information Officer. Mr. Gula began his financial services career with KeyCorp and held various leadership positions during his 17 years there, including Executive Vice President and Chairman and Chief Executive Officer of Key Services Corporation.

(4)

Samuel F. Hatcher was elected Executive Vice President, General Counsel and Secretary of Synovus in April 2008. From 2005 until April 2008, Mr. Hatcher was a partner in the law firm of Bradley & Hatcher in Columbus, Georgia and from 2002 until April 2008, he was a partner in the law firm of Hatcher Thomas, LLC in Atlanta, Georgia. Prior to 2002, Mr. Hatcher served as the General Counsel of Equitable Real Estate Investment Management, Inc.

(5)

Mark G. Holladay was elected Executive Vice President and Chief Risk Officer of Synovus in October 2008. From 2000 to 2008, Mr. Holladay served as Executive Vice President and Chief Credit Officer of Synovus. From 1974 until 2000, Mr. Holladay served in various capacities with CB&T, including Executive Vice President.

(6)

Kevin J. Howard was elected as Executive Vice President in March 2010 and Chief Credit Officer in September 2008. Mr. Howard served as Senior Vice President and Credit Manager of Synovus from 2004 until September 2008 and as Senior Vice President of commercial real estate, correspondent and affiliate lending from 2000 until 2004. Mr. Howard joined CB&T as Vice President in 1993.

(7)

Liliana C. McDaniel was elected Chief Accounting Officer in July 2006. From 2001 until 2006, Ms. McDaniel was the Senior Vice President, Director of Financial Reporting at Synovus. From 1998 to 2001, she served as Synovus’ Vice President, Financial Reporting Manager.

(8)

Thomas J. Prescott was elected Executive Vice President and Chief Financial Officer of Synovus in December 1996. From 1987 until 1996, Mr. Prescott served in various capacities with Synovus, including Executive Vice President and Treasurer.

(9)

J. Barton Singleton was elected as Executive Vice President and President, Synovus Financial Management Services in December 2007. Mr. Singleton joined Synovus in August 2005 and since that time, he has served in various capacities, including Senior Vice President and Manager of the investment banking and institutional brokerage groups and Chief Operating Officer, Chief Financial Officer and Fixed Income Trader for mortgage-backed securities. He was named President of Synovus Securities in February 2006. Prior to joining Synovus, Mr. Singleton spent 16 years at SouthTrust Securities.

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STOCK OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

The following table sets forth ownership of shares of Synovus common stock by each director, each director nominee, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group as of December 31, 2012.

Name	Shares of Synovus Stock Beneficially Owned with Sole Voting And Investment Power as of 12/31/12	Shares of Synovus Stock Beneficially Owned with Shared Voting And Investment Power as of 12/31/12		Shares of Synovus Stock Beneficially Owned with Sole Voting and No Investment Power as of 12/31/12	Total Shares of Synovus Stock Beneficially Owned as of 12/31/12(1)	Percentage of Outstanding Shares of Synovus Stock Beneficially Owned as of 12/31/12
Catherine A. Allen	10,474	—		—	29,514	*
Frank W. Brumley	147,133	—		—	166,173	*
Stephen T. Butler	10,474	6,259,547	(2)	—	6,279,541	*
Elizabeth W. Camp	103,254	477		—	122,771	*
T. Michael Goodrich	533,867	—		—	552,907	*
Allen J. Gula, Jr.	4,004	—		—	232,823	*
V. Nathaniel Hansford	87,264	188,271		—	294,575	*
Samuel F. Hatcher	22,000	—		—	308,457	*
Mark G. Holladay	71,953	—		—	575,861	*
Mason H. Lampton	150,033	1,395		—	170,468	*
Jerry W. Nix	—	—		—	9,520	*
H. Lynn Page	669,037	65,129		—	753,206	*
Thomas J. Prescott	131,214	—		—	854,401	*
Joseph J. Prochaska, Jr.	55,431	—		—	74,471	*
J. Neal Purcell	182,672	—		—	201,712	*
Kessel D. Stelling	496,162	—		—	1,059,399	*
Melvin T. Stith	41,270	140		—	60,450	*
Barry L. Storey	91,090	100,000		—	191,090
Philip W. Tomlinson	95,463	—		—	114,503	*
James D. Yancey	1,057,569	93,500		—	1,314,806	*
Directors and Executive Officers as a Group (24 persons)	4,188,811	6,708,459		—	14,544,812	1.8%

None of the foregoing individuals beneficially own shares of Synovus stock with (1) sole voting and no investment power or (2) no voting and sole investment power.

*

Less than one percent of the outstanding shares of Synovus stock.

(1)

The totals shown in the table above for the directors and executive officers of Synovus listed below include the following shares as of December 31, 2012: (a) under the heading “Stock Options” the number of shares of Synovus stock that each individual had the right to acquire within 60 days through the exercise of stock options, (b) under the heading “Restricted Stock Units” the number of shares of Synovus stock that each individual has the right to acquire upon the repayment of the Company’s obligations under TARP, including the dividend equivalent rights on such shares, and (c) under the heading “Pledged Shares” the number of shares of Synovus stock that were pledged, including shares held in a margin account.

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Name	Stock Options	Restricted Stock Units	Pledged Shares
Catherine A. Allen	--	19,040	--
Frank W. Brumley	--	19,040	--
Stephen T. Butler	--	9,520	--
Elizabeth W. Camp	--	19,040	--
T. Michael Goodrich	--	19,040	--
Allen J. Gula, Jr.	--	228,819	--
V. Nathaniel Hansford	--	19,040	--
Samuel F. Hatcher	48,000	238,457	--
Mark G. Holladay	279,542	224,366	--
Mason H. Lampton	--	19,040	58,275*
Jerry W. Nix	--	9,520	--
H. Lynn Page	--	19,040	--
Thomas J. Prescott	464,152	259,035	--
Joseph J. Prochaska, Jr.	--	19,040	--
J. Neal Purcell	--	19,040	--
Kessel D. Stelling	2,354	560,883	--
Melvin T. Stith	--	19,040	--
Barry L. Storey	--	--	--
Philip W. Tomlinson	--	19,040	--
James D. Yancey	144,697	19,040	241,228

*As of March 1, 2013, all of Mr. Lampton’s shares of Synovus stock have been released from pledging arrangements.

In addition, the executive officers other than our executive officers named in the Summary Compensation Table (1) had rights to acquire an aggregate of 272,195 shares of Synovus stock within 60 days through the exercise of stock options and (2) had 677,522 number of shares of Synovus stock that each individual has the right to acquire within 60 days through the vesting of restricted stock units, including the dividend equivalent rights on such shares. None of the shares of Synovus stock held by these other executive officers were pledged or otherwise held in a margin account.

Effective March 1, 2013, Synovus’ Corporate Governance Guidelines were amended to prohibit pledging of Synovus stock by Synovus directors and executive officers. Any director or executive officer who has shares of Synovus stock pledged as of March 1, 2013 shall have two years to unwind any pledging transactions secured by Synovus stock. Shares of Synovus stock subject to any pledging arrangement shall not be considered for purposes of determining compliance with Synovus’ stock ownership guidelines for directors and executive officers. The total number of shares of Synovus stock held by directors and executive officers and subject to any pledging arrangement is less than 0.01% of the total number of shares of Synovus stock outstanding.

(2)

Includes 4,719,264 shares held in trust in which Mr. Butler shares a pecuniary interest but as to which Mr. Butler disclaims beneficial ownership.

The foregoing table does not include salary stock units that settled in cash on February 15, 2013. For more information, see footnote 1 to the Summary Compensation Table on page on page 44 of this Proxy Statement.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of five directors, each of whom the Board has determined to be an independent director as defined by the listing standards of the NYSE and the categorical standards of independence set by the Board. The duties of the Audit Committee are summarized in this Proxy Statement under “Corporate Governance and Board Matters —Committees of the Board” beginning on page 9 and are more fully described in the Audit Committee charter adopted by the Board of Directors.

One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight responsibility regarding the integrity of Synovus’ financial statements and systems of internal controls. Management is responsible for Synovus’ accounting and financial reporting processes, the establishment and effectiveness of internal controls and the preparation and integrity of Synovus’ consolidated financial statements. KPMG LLP, Synovus’ independent auditor, is responsible for performing an independent audit of Synovus’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing opinions on whether those financial statements are presented fairly in conformity with accounting principles generally accepted in the United States and on the effectiveness of Synovus’ internal control over financial reporting. The Audit Committee is directly responsible for the compensation, appointment and oversight of KPMG LLP. The function of the Audit Committee is not to duplicate the activities of management or the independent auditor, but to monitor and oversee Synovus’ financial reporting process.

In discharging its responsibilities regarding the financial reporting process, the Audit Committee:

•

Reviewed and discussed with management and KPMG LLP Synovus’ audited consolidated financial statements as of and for the year ended December 31, 2012;

•

Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board; and

•

Received from KPMG LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP their independence.

Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

The Audit Committee

J. Neal Purcell, Chair

Elizabeth W. Camp

Jerry W. Nix

H. Lynn Page

Joseph J. Prochaska, Jr.

KPMG LLP Fees and Services

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Synovus’ annual consolidated financial statements for the years ended December 31, 2012 and December 31, 2011 and fees billed for other services rendered by KPMG during those periods.

	2012	2011
Audit Fees(1)	$3,810,450	$2,765,000
Audit Related Fees(2)	222,882	268,800
Tax Fees(3)	186,062	59,627
All Other Fees(4)	155,628	140,885
TOTAL	$4,375,022	$3,234,312

(1)

Audit fees consisted of fees for professional services provided in connection with the audits of Synovus’ consolidated financial statements and internal control over financial reporting, reviews of quarterly financial statements, issuance of comfort letters and other SEC filing matters, and audit or attestation services provided in connection with other statutory or regulatory filings.

(2)

Audit related fees consisted principally of fees for assurance and related services that are reasonably related to the performance of the audit or review of Synovus’ financial statements and are not reported above under the caption “Audit Fees.”

(3)

Tax fees consisted of fees for tax consulting and compliance, tax advice and tax planning services.

(4)

All other fees for 2012 consisted principally of fees for professional services related to electronic discovery. All other fees for 2011 consisted principally of fees for professional services related to information technology advisory services.

Policy on Audit Committee Pre-Approval

The Audit Committee has the responsibility for appointing, setting the compensation for and overseeing the work of Synovus’ independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor in order to assure that the provision of these services does not impair the independent auditor’s independence. Synovus’ Audit Committee Pre-Approval Policy addresses services included within the four categories of audit and permissible non-audit services, which include Audit Services, Audit Related Services, Tax Services and All Other Services.

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The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition, the Audit Committee must specifically approve permissible non-audit services classified as All Other Services.

Prior to engagement, management submits to the Committee for approval a detailed list of the Audit Services, Audit Related Services and Tax Services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Each specified service is allocated to the appropriate category and accompanied by a budget estimating the cost of that service. The Committee will, if appropriate, approve both the list of Audit Services, Audit Related Services and Tax Services and the budget for such services.

The Committee is informed at each Committee meeting as to the services actually provided by the independent auditor pursuant to the Pre-Approval Policy. Any proposed service that is not separately listed in the Pre-Approval Policy or any service exceeding the pre-approved fee levels must be specifically pre-approved by the Committee. The Audit Committee has delegated pre-approval authority (on engagements not exceeding $100,000) to the Chairman of the Audit Committee. The Chairman must report any pre-approval decisions made by him to the Committee at its next scheduled meeting.

All of the services described in the table above under the captions “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Committee pursuant to legal requirements and the Committee’s Charter and Pre-Approval Policy.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

CD&A Overview

The following Compensation Discussion and Analysis, or CD&A, describes our compensation program for our named executive officers, who are listed in the table below:

Name	Title
Kessel D. Stelling	Chairman, Chief Executive Officer and President
Thomas J. Prescott	Executive Vice President and Chief Financial Officer
Allen J. Gula, Jr.	Executive Vice President and Chief Operations Officer
Mark G. Holladay	Executive Vice President and Chief Risk Officer
Samuel F. Hatcher	Executive Vice President, General Counsel and Secretary

Specifically, the CD&A addresses:

•

how our 2012 performance aligns with our 2012 compensation (set forth in the section entitled “Executive Summary”);

•

each element of compensation and our “mix” of compensation for 2012 (set forth in the section entitled “Elements and Mix of Compensation for Past Fiscal Year”);

•

the objectives of our compensation program (set forth in the section entitled “Compensation Philosophy and Key Considerations”);

•

what our compensation program is designed to reward (also described in the section entitled “Compensation Philosophy and Key Considerations”);

•

the actions taken to comply with the provisions of TARP (see the section entitled “Impact of TARP Compensation Restrictions”);

•

how each compensation element and our decisions regarding that element fit into Synovus’ overall compensation objectives and affect decisions regarding other elements (described with each element of compensation, as well as in the section entitled “Competitive Market Data”);

•

why each element was chosen (described with each element of compensation, including base pay, short-term incentives and long-term incentives);

•

how amounts for pay are determined (also described with each element of compensation, including base pay, short-term incentives and long-term incentives);

•

information regarding post-termination compensation (our executives do not have employment agreements – see the section entitled “Employment and Termination Agreements”); and

•

our compensation framework, including our compensation process, compensation policies and risk considerations (described in the section entitled “Compensation Framework: Compensation Process, Compensation Policies and Risk Considerations”). For additional information about the Compensation Committee and its charter, its processes and procedures for administering executive compensation, the role of compensation consultants and other governance information, please see “Corporate Governance and Board Matters — Committees of the Board — Compensation Committee” on page 11 of this Proxy Statement.

Executive Summary—Alignment of Performance and Compensation

2012 Performance

In 2012, Synovus made significant accomplishments as we continued to recover from a challenging economy. Our key achievements in 2012 include the following:

•

Continued profitability—We reported net income for the year ended December 31, 2012 of $771.5 million compared to a net loss of $118.7 million for the year ended December 31, 2011, and have now reported six consecutive quarters of profitability.

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Deferred tax asset valuation allowance reversal—We recorded a $798.7 million income tax benefit driven by the reversal of substantially all of the deferred tax asset valuation allowance in the fourth quarter of 2012. The reversal of the valuation allowance reflects confidence in our ability to generate sufficient future levels of profitability and continued improvement in credit quality. The reversal of the deferred tax asset valuation allowance helped drive our tangible book value per common share from $2.07 per share at the beginning of the fourth quarter of 2012 to $2.95 per share at December 31, 2012. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

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Continued improvement in credit metrics—We continued to improve our credit metrics. During 2012, we sold distressed assets with a total carrying value of approximately $918.8 million. Non-performing assets declined 37.1% during the year, with an NPA ratio of 3.57% at December 31, 2012 compared to 5.50% a year ago. Synovus Bank’s classified assets declined $830.5 million or 38.07% during 2012. In addition, total credit costs declined $135.5 million or 23.8% during the year.

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Stabilization of loan portfolio — Reported loans declined by $538.1 million or 2.7% from a year ago impacted by loan sales and charge-offs. However, excluding the impact of transfers to loans held for sale, charge-offs, and foreclosures, net loan growth was $588.8 million during 2012, compared to a net loan decline of $370.9 million in 2011. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

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Continued focus on expense control—We continued to focus on expense control. Total reported non-interest expenses for 2012 decreased $87.5 million, or 9.7% from 2011 non-interest expenses of $903.8 million. Core expenses decreased $25.1 million, or 3.5% from 2011. This reduction follows a $95.3 million reduction in core expenses for 2011. See “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Measures” in our 2012 Annual Report for further information.

Our 2012 results have positioned us for TARP repayment, which we expect to occur no later than the fourth quarter of 2013, subject to regulatory approval. Our 2012 year-end stock price also reflects our 2012 results, ending the year at $2.45 per share, an increase of 74% from our $1.41 per share price on December 31, 2011.

For more information regarding 2012 performance, please refer to the full discussion of Synovus’ financial results of operations for 2012 in our 2012 Annual Report that accompanies this Proxy Statement.

2012 Compensation

The compensation of executives in 2012 reflects Synovus’ performance and the requirements of the TARP program. For example:

Base Salaries

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The Chief Executive Officer and other named executive officers received only a modest (2.5%) cash base salary increase, consistent with the base salary increases for other team members.

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Consistent with the actions taken by many of our peers and other banks subject to TARP, Synovus granted salary stock units for 2012 to the Chief Executive Officer and other named executive officers. We introduced salary stock units in 2012 because of our return to profitability and because the total compensation paid to our named executive officers was below market. Even with the addition of salary stock units, the total compensation of our named executive officers remains below market.

Short-Term Incentives

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For the sixth year in a row, we paid no bonuses to any of our executive officers, including our named executive officers.

Long-Term Incentives

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Synovus granted restricted stock units to our executive officers with both a performance component and a service component. In order for the awards to vest, the restricted stock units require that the executive officer must complete three years of service and that Synovus must have two consecutive quarters of profitability and repay its obligations under the Capital Purchase Program implemented as part of TARP.

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Because our long-term incentive program consists entirely of equity-based awards, the value of the previously granted equity awards has been directly impacted by the decline in our stock price from historical levels:

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Our executives’ outstanding stock options are “underwater,” meaning that the exercise price exceeds the current value of the shares. This will continue until stock prices return to their former levels.

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Previously-granted restricted stock units have declined in value along with the decline in our stock price.

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Because of our stock ownership guidelines and “hold until retirement” requirements, executives hold a significant amount of Synovus stock, further aligning their interests with shareholders’ interests.

We believe that the compensation delivered to each named executive officer in 2012 was fair and reasonable. Compensation increased in 2012 in reflection of our return to profitability; however, our executive compensation remains well below market. The chart below compares our Chief Executive Officer’s total direct compensation in 2012 to data from our peer group, which is described on page 38 of this Proxy Statement:

Results of 2011 Advisory Vote to Approve Executive Compensation

At the 2012 Annual Meeting of Shareholders, we held an advisory vote on executive compensation for 2011. Over 94% of the votes cast were in favor of this advisory proposal. The Compensation Committee considered this favorable outcome and believed the outcome conveyed our shareholders’ support of the Compensation Committee’s decisions and our executive compensation programs. At the 2013 Annual Meeting, we will again hold an annual advisory vote to approve executive compensation paid in 2012 (see page 22 of this Proxy Statement). The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation.

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Elements and Mix of Compensation for Past Fiscal Year

Synovus has a performance-oriented executive compensation program that is designed to support our corporate strategic goals, including growth in earnings and growth in shareholder value. The elements of our regular total compensation program (not all elements of which are currently active because of the TARP requirements) and the objectives of each element are identified in the following table:

Compensation Element	Objective	Key Features
Base Pay	Compensate an executive for performing his or her job on a daily basis.	Fixed cash salary historically targeted at median (50th percentile) of identified list of Peer Companies (companies with similar size and scope of banking operations) for similar positions.
Salary Stock Units	TARP-compliant compensation in cash-settled RSUs paid to an executive for performing his or her job on a daily basis.

We introduced salary stock units in 2012 because of our return to profitability and to increase the competitiveness of our executive compensation program, which remains well below market. Because the cash settlement amount for the salary stock units is based on our stock price, this element of compensation is tied directly to our stock performance.

Short-Term Incentives	• Provide an incentive for executives to meet our short-term objectives. • Ensure a competitive program given the marketplace prevalence of short-term incentive compensation.

Historically, cash bonuses were awarded based upon achievement of earnings per share goals for year of performance. This element of compensation is suspended until such time as we repay our obligations under TARP (referred to as the “TARP period”). No bonus will be earned or paid to our senior executive officers and the next twenty most highly compensated employees during the TARP period.

Long-Term Incentives

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Provide an incentive for our executives to provide exceptional shareholder return to Synovus’ shareholders by tying a significant portion of their compensation opportunity to growth in shareholder value.

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Align the interests of executives with shareholders by awarding executives equity in Synovus.

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Ensure a competitive compensation program given the market prevalence of long-term incentive compensation.

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Include a vesting schedule designed to retain our executives.

As described on page 39 of this Proxy Statement, the RSU awards granted in 2012 comply with TARP requirements including a three year service requirement. The RSUs also include a performance requirement that Synovus have two consecutive quarters of profitability in order for the awards to vest. Award values are below market and limited in value due to TARP requirements.

Perquisites	• Small component of pay intended to provide an economic benefit to executives to promote their attraction and retention. • Align our compensation plan with competitive practices.

Perquisites in 2012 were limited to club dues, executive life insurance, financial planning, and security alarm monitoring for certain officers and an auto allowance, transportation services, and a housing allowance for Mr. Stelling.

Retirement Plans	Defined contribution plans designed to provide income following an executive’s retirement, combined with a deferred compensation plan to replace benefits lost under Synovus’ qualified plans.	Plans offered include a money purchase pension plan (through 2012), a profit sharing plan, a 401(k) savings plan and a deferred compensation plan.
Change of Control Agreements	Provide orderly transition and continuity of management following a change of control of Synovus.

Upon “double trigger” (change of control followed by actual or constructive termination within 2 years), agreement pays three times the executive’s base salary and bonus. However, change of control agreements for the Company’s senior executive officers and the next five most highly compensated employees have been suspended during the TARP period.

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The following chart illustrates the mix of compensation elements in 2012 for our Chief Executive Officer and the other named executive officers based on the compensation values disclosed in the Summary Compensation Table on page 44 of this Proxy Statement.

Our pay mix in 2012 was different than our peers. Peer companies not limited by the TARP compensation restrictions provided executives with short-term incentive opportunities and also granted a higher percentage of pay through long-term incentives. Most of our peers and other banks who have been limited by the TARP restrictions utilized salary stock units, which we implemented in 2012 because of our return to profitability and to increase the competitiveness of compensation provided to our executives (though it remains well below market median). The following chart illustrates the mix of compensation elements for the companies in our peer group, based upon average pay at the Chief Executive Officer position:

Compensation Philosophy and Key Considerations

Synovus has established a compensation program for our executives that is performance-oriented and designed to support our strategic goals. The philosophy of our compensation program, including key compensation considerations, is described below.

Competitive Program

Synovus’ executive compensation program is designed to allow us to compete in the markets in which we seek executive talent. We believe that we must maintain a competitive compensation program in order to recruit and retain top level executive talent.

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Emphasis on Performance

Our compensation program is also designed to be performance-oriented. A guiding principle in developing our compensation program has been “average pay for average performance — above-average pay for above-average performance.” This “pay for performance” principle also results in executive compensation that is below average when performance is below average. Historically, this philosophy has resulted in a significant portion of the total compensation of each executive being at risk based on short and long-term performance of Synovus. However, the TARP restrictions currently limit our ability to provide at risk compensation. Because of our emphasis on performance, we also believe that compensation generally should be earned by executives while they are actively employed and can contribute to Synovus’ performance.

Support Strategic Goals

Synovus’ compensation program is also designed to support corporate strategic goals. Historically, these have included growth in earnings and growth in shareholder value (as measured by the trading price of Synovus’ common stock). Prior to the suspension of our incentive programs under the TARP restrictions, earnings was the primary driver of our short-term incentive program and shareholder value was the primary driver of our long-term incentive program. Synovus believes that the high degree of performance orientation in our incentive plans aligned the interests of our executives with the interests of our shareholders.

Alignment with Long-Term Shareholders

Synovus has adopted stock ownership guidelines, which require executives to own a certain amount of Synovus stock based on a multiple of base salary, and a “hold until retirement” provision, which requires executives to retain ownership of 50% of all stock acquired through our equity compensation plans until their retirement or other termination of employment. These requirements are intended to focus executives on long-term shareholder value creation. Effective March 1, 2013, Synovus amended its Corporate Governance Guidelines to prohibit pledges of our stock by directors and executive officers. In addition, pledged shares do not count for purposes of determining compliance with our stock ownership guidelines.

Compliance with TARP

During the TARP period, we are required to manage our executive compensation programs within the boundaries dictated by the regulations. We continue to believe in our guiding principles and will strive to meet our stated objectives of competitive pay, executive motivation and retention, and pay for performance while working within the constraints dictated by TARP. Once we are no longer subject to the TARP restrictions, we anticipate transitioning our program to increase the emphasis on pay for performance.

Impact of TARP Compensation Restrictions

Synovus issued approximately $968 million of preferred stock and warrants to the United States Treasury Department pursuant to the Capital Purchase Program under TARP in 2008. Congress subsequently enacted ARRA, which contained several executive compensation and corporate governance requirements that apply to TARP recipients, including Synovus. In addition to the suspension of our short-term incentive program and the change of control agreements, as described above, the Compensation Committee has taken a number of actions in order to comply with the provisions of TARP and ARRA:

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Risk Assessment: Met with Synovus’ senior risk officer to review senior executive officer compensation plans and employee incentive compensation plans and the risks associated with these plans. The risk assessment is described in more detail beginning on page 42 of this Proxy Statement.

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Short-Term Incentives: Suspended cash bonus program for senior executive officers and next twenty most highly compensated employees for remainder of TARP period.

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Long-Term Incentive Awards: Granted long-term incentive awards to its executives that complied with TARP requirements and also included a performance measure requiring that Synovus have two consecutive quarters of profitability for the awards to vest. Synovus’ long-term incentive plans and the Compensation Committee’s actions are described in more detail beginning on page 39 of this Proxy Statement.

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Clawback Policy: Added a recovery or “clawback” provision to Synovus’ incentive compensation plans requiring that any senior executive officer or next twenty most highly compensated employees return any bonus payment or award made during the TARP period if they were found to be based upon materially inaccurate financial statements or performance metrics. This “clawback” applied to the 2012 long-term incentive awards although, as noted above, there were no bonus payments to any such officers or employees during 2012.

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Gross-Up Prohibition: Prohibited all forms of tax gross-ups to senior executive officers and the next twenty most highly compensated employees. Synovus rarely used “gross ups” for its officers so the impact of this prohibition was minimal.

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Luxury or Excessive Expenditure Policy: Adopted a policy regarding luxury or excessive expenditures.

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Competitive Market Data

The Compensation Committee historically has evaluated comparative data relating to total direct compensation (salary, short-term incentive opportunities, and long-term incentive opportunities) to assess the executive compensation practices of competitor companies. The Committee continued this practice in 2012, with the assistance of Meridian Compensation Partners, LLC, its independent compensation consultant (“Meridian”). Findings from this comparative evaluation were used in making the decision to increase base salaries and to award salary stock units to the Chief Executive Officer and other named executive officers and in making the decision to grant long-term incentive awards in 2012. These findings will also serve to provide historical trending information to support future compensation decisions, particularly once we are no longer subject to the TARP compensation restrictions.

As part of this evaluation, the Committee reviewed the most recent proxy data available for the companies listed below, as well as data appropriate to our industry and company size from external market surveys. When reviewing this data, the Committee focused on total direct compensation opportunities, not necessarily the amount of compensation actually paid, which varies depending upon each companies’ performance results.

From a list of competitor banks, including both TARP and non-TARP institutions, the Committee selected nine banks with higher asset size and nine banks with lower asset size than Synovus (the “Peer Companies”). In selecting the Peer Companies, the Committee did not include companies more than three times the asset size of Synovus. For 2012, the Peer Companies were:

Associated Banc-Corp.	Hancock Holding Company
BOK Financial Corp.	Hudson City Bancorp, Inc.
City National Corp.	Huntington Bancshares, Inc.
Comerica Inc.	M&T Bank Corporation
Commerce Bancshares, Inc.	New York Community Bancorp, Inc.
Cullen/Frost Bankers, Inc.	People’s United Financial, Inc.
First Horizon National Corp.	Popular, Inc.
First Niagra Financial Group, Inc.	TCF Financial Corp.
Fulton Financial Corp.	Zions Bancorporation

Elements of Compensation for Past Fiscal Year

In early 2009, the decision was made to suspend Synovus’ short-term incentive program and its former long-term incentive program in light of business performance, economic conditions and TARP requirements. Accordingly, as more fully described below, there were no short-term incentive awards for 2012. Grants of restricted stock units in 2012 are subject to TARP restrictions (contingent upon repayment of our TARP obligations) and also include a three-year service requirement and a special performance vesting condition that requires Synovus to achieve at least two consecutive quarters of profitability. When we exit TARP, we anticipate a complete re-evaluation of base salary and short and long-term incentive programs to ensure they align strategically with the needs of the business, the interests of our shareholders and the competitive market at that time.

In past years, before we were subject to the TARP restrictions, short-term and long-term incentive compensation has been tied directly to performance. Short-term incentive compensation was based upon Synovus’ fundamental operating performance measured over a one-year period, while long-term incentive compensation was based upon Synovus’ total shareholder return measured over a three-year period. If both short-term and long-term incentives were paid at target, long-term incentives constituted the largest portion of an executive’s total compensation package.

Base Pay

To ensure that base salaries are competitive, Synovus’ historical pay philosophy has been to target base pay at the median (the 50th percentile) of the composite of the Peer Company data and the external market survey data, based on similarly situated positions and each executive’s position and job responsibilities. For certain positions for which there is no clear market match in the data, a blend of two or more positions from the data was used. The Committee reviews changes in the data from the previous year.

The Committee views market data as one input when evaluating executive base salaries. Subjective evaluation of individual performance can also affect base pay. For example, an executive whose performance is not meeting expectations, in the Committee’s judgment, may receive no increase in base pay or a smaller base pay increase in a given year. On the other hand, an executive with outstanding performance may receive a larger base pay increase or more frequent base pay increases.

Comparison of an executive’s base salary to the base salaries of other Synovus executives may also be a factor in establishing base salaries, especially with respect to positions for which there is no clear market match in the comparative data. Generally, large increases in base pay occur only when an executive is promoted into a new position. Increases may also be provided to bring salaries more in line with market data.

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Base Pay Decisions in 2012

After reviewing market comparisons for similarly-situated positions, the Committee awarded 2.5% cash base salary increases (rounded to the nearest $1,000) for the Chief Executive Officer and for Synovus’ other named executive officers in 2012. While the Committee recognized that cash salaries were below the market median, cash base salary increases were limited to 2.5% to remain generally consistent with the base salary percentage increases received by other team members at Synovus. As a result, individual performance was not a factor used in determining base pay for Synovus’ named executive officers in 2012.

Consistent with the actions taken by many of our peers and other banks subject to TARP, the Committee granted salary stock units for 2012 to the Chief Executive Officer and other named executive officers. The initial value of the salary stock units awarded to each named executive officer was approximately equal to 30% of each officer’s cash base salary and is shown in footnote 1 to the Summary Compensation Table on page 44 of this Proxy Statement. The Committee decided to award salary stock units because of our return to profitability and because the total compensation paid to our named executive officers was below market median. The salary stock units consisted of restricted stock units under the 2007 Plan that were fully vested when granted, with delayed settlement. The awards were granted as of each bi-weekly payroll date following approval, with the executive receiving a number of salary stock units equal to the proportionate amount of the annual rate for the pay period divided by the stock closing price on the respective grant date. The salary stock units were settled in cash on February 15, 2013, based upon the closing price on such date. Even with the salary stock awards, the total compensation paid to our named executive officers is below the market median.

Short-Term Incentives

No short-term incentives were paid to our executive officers in 2012, consistent with the requirements of TARP.

Long-Term Incentives

Our executive compensation program has historically included long-term incentive compensation, which was awarded in the form of restricted stock units and stock options, both earned through performance. We provided long-term incentive compensation opportunities in order to provide an incentive for our executives to provide exceptional shareholder return to Synovus’ shareholders by tying a significant portion of their compensation opportunity to both past and future growth in shareholder value, align the interests of executives with shareholders by awarding executives equity in Synovus, and ensure a competitive compensation program given the market prevalence of long-term incentive compensation. Our long-term incentive awards also included a vesting schedule designed to retain our executives.

Due to TARP restrictions, we suspended grants under the prior long-term incentive program and implemented long-term incentive grants consistent with the TARP requirements.

Long-Term Incentive Decisions in 2012

In 2012, we continued to grant restricted stock units consistent with the TARP requirements for several reasons. First, the Committee believed that long-term incentive awards were needed in order to maintain the competitiveness of Synovus’ executive compensation program. As part of the review of comparative compensation data, it was determined that long-term incentive awards were prevalent in the executive compensation programs of Peer Companies, including Peer Companies that were TARP recipients. In addition, in order to provide a performance incentive for the executives, the Committee included a performance vesting requirement that Synovus must remain profitable for at least two consecutive quarters. As required under TARP, the 2012 restricted stock unit awards also have both a service component (three years of service is required for vesting) and a TARP repayment component (for each 25% of the aggregate TARP funds that are repaid, 25% of the units may vest).

The restricted stock unit awards made to Synovus’ named executive officers in 2012 are set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards Table on page 45 of this Proxy Statement. The quantity of restricted stock units granted to Synovus’ named executive officers in 2012 was determined utilizing TARP guidelines. As permitted under TARP guidelines, the value of each executive’s restricted stock units on the date of grant was based upon approximately one-third of each executive’s estimated total compensation for the year. Because of the TARP guidelines, the quantity of restricted stock units granted to each named executive officer was below that of the Peer Company median for each similarly-situated position.

Perquisites

Perquisites, which are not tied to performance, are a small part of our executive compensation program. Perquisites are offered to align our compensation program with competitive practices because similar positions at Synovus’ competitors offer similar perquisites. The perquisites offered by Synovus in 2012 were limited to the payment of club dues, executive life insurance, financial planning, and security alarm monitoring for certain officers, and an auto allowance, transportation services, and a housing allowance for Mr. Stelling, The Company’s incremental cost of providing these benefits is included as “All Other Compensation” in the Summary Compensation Table and are described in more detail in footnotes 3 and 4 of the Summary Compensation Table on page 44 of this Proxy Statement. The incremental cost of these benefits in 2012 for Mr. Stelling was $53,215. No other named executive officers received perquisites in excess of $25,000 in 2012. Considered both individually and in the aggregate, we believe that the perquisites we offer to our named executive officers are reasonable and appropriate.

In light of economic conditions, in 2009 the Committee suspended the personal use of aircraft by the Company’s executives, although the Committee can approve exceptions to that policy. No exceptions were approved during 2012.

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Retirement and Deferred Compensation Plans

Our compensation program also includes retirement plans designed to provide income following an executive’s retirement. Synovus’ compensation program is designed to reflect Synovus’ philosophy that compensation generally should be earned while actively employed. Although retirement benefits are paid following an executive’s retirement, the benefits are earned while employed and are substantially related to performance. We have chosen to use defined contribution retirement plans because we believe that defined benefit plans are difficult to understand and communicate, and contributions to defined benefit plans often depend upon factors that are beyond Synovus’ control, such as the earnings performance of the assets in such plans compared to actuarial assumptions inherent in such plans. Synovus offered three qualified defined contribution retirement plans to its employees in 2012: a money purchase pension plan, a profit sharing plan and a 401(k) savings plan.

The money purchase pension plan had a fixed 3% of compensation employer contribution through December 31, 2012. Effective January 1, 2013, the money purchase pension plan was “frozen” and an employer matching contribution (of up to 4% of compensation) was added to the 401(k) savings plan. There are opportunities under both the profit sharing plan and the 401(k) savings plan for discretionary employer contributions based upon the achievement of EPS percentage change goals. Based upon Synovus’ performance for 2012, Synovus’ named executive officers did not receive a contribution under the profit sharing plan or 401(k) savings plan. The retirement plan contributions for 2012 are included in the “All Other Compensation” column in the Summary Compensation Table.

In addition to these plans, the Deferred Compensation Plan, or the Deferred Plan, replaces benefits foregone under the qualified plans due to legal limits imposed by the IRS. The Deferred Plan does not provide “above market” interest. Instead, participants in the Deferred Plan can choose to invest their accounts among mutual funds that are the same as the mutual funds that are offered in the 401(k) savings plan. The executives’ Deferred Plan accounts are held in a rabbi trust, which is subject to claims by Synovus’ creditors. The employer contribution to the Deferred Plan for 2012 for named executive officers is set forth in the “All Other Compensation” column in the Summary Compensation Table, and the earnings on the Deferred Plan accounts during 2012 for named executive officers is set forth in the “Aggregate Earnings in Last FY” column in the Nonqualified Deferred Compensation Table. Mr. Stelling also participates in a deferred compensation plan entered into with Riverside Bank, or the Riverside Plan, prior to Riverside Bank’s acquisition by Synovus. The obligations under the Riverside Plan, which was initially effective January 1, 2003, were assumed by Synovus Bank when Synovus consolidated its banking charters in 2010. Under the Riverside Plan, the beginning benefit amount specified in the plan is increased by 3% for each year of service attained by Mr. Stelling. The total benefit amount under the Riverside Plan is payable to Mr. Stelling in monthly payments over a period of 15 years following his attainment of age 65 or in a single lump sum payment in the event of his death or disability. The total benefit amount under the Riverside Plan as of December 31, 2012 is included in Mr. Stelling’s balance in the Nonqualified Deferred Compensation Table, and Synovus’ contribution to the Riverside Plan for 2012 is included in the “All Other Compensation” column in the Summary Compensation Table.

Employment and Termination Agreements

Synovus does not generally enter into employment agreements with its executives, except in unusual circumstances such as acquisitions. None of the named executive officers have employment agreements. Synovus has entered into limited post-termination arrangements when appropriate, such as change of control agreements. Synovus previously chose to enter into change of control arrangements with its executives to ensure: (1) the retention of executives and an orderly transition during a change of control, (2) that executives would be financially protected in the event of a change of control so they continue to act in the best interests of Synovus while continuing to manage Synovus during a change of control, and (3) a competitive compensation package because such arrangements are common in the market and it was determined that such agreements were important in recruiting executive talent. When in effect, the change of control agreements provided for a lump sum payment equal to three years of base salary and the affected executive’s average bonus for the past three years, as well as three years of health and welfare benefits. Benefits were payable while the agreements were in effect only in the event of a “double trigger,” requiring both a change of control followed by an executive’s actual or constructive termination within two years of the change of control. As required under ARRA, change of control agreements have been suspended for senior executive officers and the next five most highly compensated employees for the remainder of the TARP period.

Compensation Framework: Compensation Policies, Compensation Process and Risk Considerations

Compensation Policies

Performance Targets

Consistent with our performance-oriented philosophy, the long-term incentive awards granted in 2012 included a performance component requiring two consecutive quarters of profitability in order for the awards to vest. This requirement is in addition to the service and repayment requirements for vesting under TARP. The profitability requirement was one of our primary strategic business goals for 2012.

Timing of Equity Awards

If the Compensation Committee is taking action to approve equity awards on or near the date that Synovus’ annual earnings are released, the Committee has established the grant date for equity awards to executives as: (a) the last business day of the month in which earnings are released or, if later, (b) two complete business days following the date of the earnings release. This policy ensures that the annual earnings release has time to be absorbed by the market before equity awards are granted.

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Stock Ownership/Retention Guidelines

To align the interests of its executives with shareholders, Synovus implemented stock ownership guidelines for its executives. Under the guidelines, executives were initially required to maintain ownership of Synovus common stock equal to at least a specified multiple of base salary, as set forth in the table below:

Named Executive Officer	Ownership Level (as multiple of base salary)
Chief Executive Officer	5x
All other executive officers	3x

The guidelines were initially adopted in 2004 and were reviewed at the beginning of each calendar year. Executives had a five-year grace period to fully achieve the guideline with an interim three-year goal. Until the guideline was achieved, executives were required to retain all net shares received upon the exercise of stock options, excluding shares used to pay the option’s exercise price and any taxes due upon exercise. In the event of a severe financial hardship, the guidelines permit the development of an alternative ownership plan by the Chairman of the Board of Directors and Chairman of the Committee.

Like a number of other public companies, especially financial institutions, the market value of Synovus’ common stock decreased significantly during 2008-2011. As a result, for the executives who were subject to guidelines in 2009, the Committee agreed to accept the number of shares owned by each such executive as of January 1, 2009 as being in compliance with the guidelines. For executives who became subject to the guidelines after that date, the Committee agreed to accept the number of shares owned by each such executive as of January 1, 2011 as being in compliance with the guidelines. Executives are required to maintain that number of shares as a minimum going forward. The Committee agreed to review the guidelines and each executive’s ownership level on an annual basis.

Hold Until Retirement Provision

Synovus has also adopted a “hold until retirement” provision that applies to all unexercised stock options and unvested restricted stock awards. Under this provision, executives that have attained the stock ownership guidelines described above are also required to retain ownership of 50% of all stock acquired through Synovus’ equity compensation plans (after taxes and transaction costs) until their retirement or other termination of employment. The “hold until retirement” requirement further aligns the interests of its executives with shareholders.

Clawback Policy

Synovus has adopted a clawback policy requiring its senior executive officers and the next twenty most highly compensated employees return any bonus payment or award made during the TARP period if they were found to be based upon materially inaccurate financial statements or performance metrics. This “clawback” applied to the 2012 long-term incentive awards although, as noted above, there were no bonus payments to any such officers or employees during 2012.

Anti-Hedging Policy

Synovus does not allow directors, officers or employees to hedge the value of Synovus equity securities held directly or indirectly by the director, officer or employee. Synovus policy prohibits the purchase or sale of puts, calls, options or other derivative securities based on Synovus’ securities, as well as hedging or monetization transactions, such as zero-cost collars and forward sale contracts or other derivative securities based on Synovus securities.

Anti-Pledging Policy

Effective March 1, 2013, Synovus amended its Corporate Governance Guidelines to prohibit pledges of our stock by directors and executive officers. In addition, pledged shares do not count for purposes of determining compliance with our stock ownership guidelines.

Deductibility of Compensation

We have structured most forms of compensation paid to our executives to be tax deductible. Section 162(m) limits the deductibility of compensation paid by a publicly-traded corporation to its named executive officers, other than the Chief Financial Officer, for amounts in excess of $1 million, unless certain conditions are met. Under TARP, however, this limit is reduced to $500,000. The short-term and long-term incentive plans have been approved by shareholders, and awards under these plans are eligible to qualify as “performance-based” compensation to ensure deductibility under Section 162(m). We reserve the right to provide compensation that is not tax-deductible, however, if we believe the benefits of doing so outweigh the loss of a tax deduction. To preserve the ability to deduct performance-based compensation in future periods, we are asking our shareholders to approve Proposal 3 at the Annual Meeting. See “Proposal 3 – Approval of Synovus Financial Corp. 2013 Omnibus Plan” on page 23 of this Proxy Statement.

Accounting Considerations

We account for all compensation paid in accordance with GAAP. The accounting treatment has generally not affected the form of compensation paid to named executive officers.

Compensation Process

Role of Compensation Committee and Compensation Consultant in Compensation Process

The roles of the Compensation Committee and its compensation consultant in the compensation process are described in detail on page 11 of this Proxy Statement under “Compensation Committee.”

Role of the Executive Officers in the Compensation Process

Synovus’ Chief Executive Officer generally attends Compensation Committee meetings by invitation of the Committee. The Chief Executive Officer provides management perspective on issues under consideration by the Committee and makes proposals regarding the compensation of the named executive officers, other than himself. The Chief Executive Officer does not have authority to vote on Committee matters. The Committee regularly meets in executive session without any executive officers present. For more information regarding Committee meetings, please refer to page 11 of this Proxy Statement under “Corporate Governance and Board Matters - Committees of the Board - Compensation Committee.”

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Tally Sheets

The Committee historically has used annual tally sheets to add up all components of compensation for the Chief Executive Officer (and for the other named executive officers on a less frequent basis), including base salary, bonus, long-term incentives, accumulative realized and unrealized stock options and restricted stock gains, the dollar value of perquisites and the total cost to the company, and earnings and accumulated payment obligations under Synovus’ nonqualified deferred compensation program. Tally sheets also provide estimates of the amounts payable to each executive upon the occurrence of potential future events, such as a change of control, retirement, voluntary or involuntary termination, death and disability. Tally sheets are used to provide the Committee with total compensation amounts for each executive so that the Committee can determine whether the amounts are in line with our compensation strategy. The Committee reviewed tally sheets for the Chief Executive Officer and for Synovus’ other named executive officers in July 2012 and concluded that their total compensation is fair and reasonable.

Risk Considerations

Our compensation program is reviewed by several different groups to ensure that the risks involved with the program are appropriately assessed and managed. The compensation risks are first reviewed by the management team that designs, implements and administers the program. All incentive compensation programs are also reviewed by the Executive Risk Committee, a management committee chaired by our Chief Risk Officer. Finally, as required under TARP, the Compensation Committee meets at least two times per year with the Chief Risk Officer to conduct a risk assessment of our compensation plans. For additional details regarding the risk assessment by the Compensation Committee, please see “Incentive Compensation Plan Risk Assessment” in the Compensation Committee Report on page 43 of this Proxy Statement.

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COMPENSATION COMMITTEE REPORT

CD&A

Synovus’ Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in Synovus’ 2012 Annual Report and in this Proxy Statement.

Incentive Compensation Plan Risk Assessment

As required under TARP, the Committee met with Synovus’ Chief Risk Officer in 2012 to review Synovus’ incentive compensation plans. The Committee concluded that the compensation of senior executive officers, or SEOs, did not encourage unnecessary or excessive risks that threatened the value of Synovus because the primary elements of SEO compensation were base salary and grants of restricted stock units, which complied with the requirement of TARP and had an additional performance-based vesting requirement (two consecutive quarters of profitability). Because the TARP regulations required the suspension of incentive compensation plans for the SEOs (except for the restricted stock unit grants), the remainder of the review focused on Synovus’ employee incentive plans.

Synovus’ employee incentive plans are broadly classified by business unit: incentive plans for Synovus’ banking divisions and incentive plans for Synovus’ Financial Management Services division, or FMS. All of the plans were assessed for risk factors in three different categories: financial risks, strategic risks, and administrative risks. Each plan was assigned a level of risk ranking from 1 (highest risk) to 5 (lowest risk) for each risk category. Any plan that received a “1” or “2” in any category was modified through the implementation of additional controls to ensure appropriate mitigation of risks. After the implementation of such controls, no plans were ranked higher than a “3.”

Synovus’ banking subsidiary, Synovus Bank, maintains incentive compensation plans that pay production incentives to bank personnel, including commercial and business bankers, private bankers, branch managers and assistant branch managers, personal bankers and personnel in the card services, loan collection and treasury management areas. Incentives are paid for various measures of production consistent with Synovus’ strategic business goals for the year. For 2012, these measures included loan growth, loan fee income, new loan production, core deposit growth, growth in deposit accounts, and fee income, including both referral fees and fees paid on retail accounts. As part of the risk assessment, it was determined that the risks of these plans were acceptable requiring normal monitoring. With respect to financial risks, it was noted that incentives were paid only upon realized revenue, and that the payouts represented an extremely small portion of the banks’ total compensation expense. It was noted that incentives would either not be paid or would be reduced in the event participants did not comply with specified credit standards. It was also pointed out that 50% of the incentive payouts for loan growth would be deferred for one year so that management could adjust the payout amounts based on their assessment of loan portfolio performance and perceived risk. With respect to strategic risks, it was noted that the performance measures were based on Synovus’ strategic business goals for the year, and that a return on investment analysis was performed to ensure that the incentives being encouraged were consistent with the company’s business and strategic goals for the year. With respect to administrative risks, it was noted that the design, goal setting, and performance measurement for the plans were performed by team members who do not participate in the plans, and that the plans were administered and managed by a central corporate office. As a result, there were no additional mitigating controls required to be implemented.

FMS maintains incentive compensation plans for Synovus’ FMS companies, including Synovus Mortgage Corp., Synovus Securities, Inc., Synovus Trust Company, N.A., Creative Financial, and GLOBALT, Inc. As part of the risk assessment, it was noted that the plans for Synovus Mortgage, Synovus Securities and Creative Financial presented somewhat more risk than other Synovus plans because commissions were based on production volume and constituted a higher portion of each company’s total compensation expense than the other plans. However, as part of the risk assessment, additional controls were implemented for each plan to ensure appropriate monitoring of risks. It was also noted that the commission expense at Synovus Trust and GLOBALT was lower, although additional controls were also implemented for the plans maintained at these companies to ensure appropriate risk mitigation. The implemented controls include centralized plan administration, periodic return on investment analysis to ensure the effectiveness of the incentive plans, and periodic audits of plan payouts to ensure the plans are being administered in accordance with their terms.

TARP Certification

The Committee certifies that: (1) it has reviewed with senior risk officers the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Synovus; (2) it has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Synovus; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Synovus to enhance the compensation of any employee.

The Compensation Committee

T. Michael Goodrich, Chair

Elizabeth W. Camp

Melvin T. Stith

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SUMMARY COMPENSATION TABLE

The table below summarizes the compensation for each of our named executive officers for each of the last three fiscal years.

Due to TARP restrictions, the named executive officers were not entitled to receive payments that would be characterized as “Bonus” payments or as “Non-Equity Incentive Plan Compensation” for any of these fiscal years.

The named executive officers did not receive any compensation that is reportable under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column because, as described in the CD&A, Synovus has no defined benefit pension plans and does not pay above-market interest on deferred compensation. The Company’s retirement plan contributions for the named executive officers for these three fiscal years are included in the amount under the “All Other Compensation” column and are described in footnote 3 to this table.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Kessel D. Stelling Chairman, Chief Executive Officer and President*	2012	$1,161,023	—	$583,050	—	—	—	$185,195	(3)(4)	$1,929,268
	2011	875,000		437,000	__	__	__	159,300		1,471,330
	2010	591,294	—	250,000	—	—	—	43,359		884,851
Thomas J. Prescott Executive Vice President and Chief Financial Officer	2012	526,792		264,550	__	__	__	123,742	(3)(5)	915,084
	2011	395,192	—	175,000	—	—	—	23,828		594,020
	2010	387,000	—	150,000	—	—	—	23,421		560,421
Allen J. Gula, Jr. Executive Vice President and Chief Operations Officer*	2012	524,192		263,250	__	__	__	12,075	(3)(5)	799,517
	2011	192,942		175,000	__	__	__	3,000		370,942
	2010	—		—	—	—	—	—		—
Mark G. Holladay Executive Vice President and Chief Risk Officer	2012	428,454		215,150	__	__	__	65,152	(3)(5)	708,756
	2011	321,554	—	150,000	—	—	—	21,533		493,087
	2010	315,000	—	150,000	—	—	—	21,190		486,190
Samuel F. Hatcher Executive Vice President, General Counsel and Secretary	2012	443,823		222,950	__	__	__	16,576	(3)(5)	683,349
	2011	332,373	—	175,000	—	—	—	15,971		523,344
	2010	325,000	—	150,000	—	—	—	15,570		490,750

*

Mr. Stelling was elected Chief Executive Officer and President in October 2010 and Mr. Gula was elected Executive Vice President and Chief Operations Officer in July 2011.

(1)

2012 salary is comprised of cash salary and salary stock units, which is a form of compensation permitted under TARP. Salary stock units were granted in 2012 as fully vested restricted stock units in bi-weekly installments following approval and were settled in cash based on the closing price on February 15, 2013. The amount below represents the grant date value of the salary stock units (based on the closing price on the date of grant) as determined in accordance with FASB ASC Topic 718, the assumptions for which are set forth in Note 23 of the Notes to Consolidated Financial Statements in Synovus’ 2012 Annual Report.

	2012 Cash Salary	2012 Salary Stock Units	Total 2012 Salary
Kessel D. Stelling	$891,923	$269,100	$1,161,023
Thomas J. Prescott	404,692	122,100	526,792
Allen J. Gula, Jr.	402,692	121,500	524,192
Mark G. Holladay	329,154	99,300	428,454
Samuel F. Hatcher	340,923	102,900	443,823

(2)

Amounts reflect the grant date fair value of stock awards for each of the last three fiscal years computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the restricted stock unit awards are set forth in Note 23 of the Notes to Consolidated Financial Statements in Synovus’ 2012 Annual Report. The valuation of restricted stock unit awards is based on the closing stock price on the date of grant.

(3)

Amount includes company contributions by Synovus to qualified defined contribution plans of $7,500 for each of Messrs. Stelling, Prescott, Holladay and Hatcher and $6,075 for Mr. Gula. Amount also includes company contributions by Synovus to nonqualified deferred compensation plans of $106,132, $4,641, $2,375 and $2,728 for Messrs. Stelling, Prescott, Holladay and Hatcher, respectively, and earnings on nonqualified deferred compensation plans of $8,348, $99,129, $43,391 and $348 for Messrs. Stelling, Prescott, Holladay and Hatcher, respectively.

(4)

Amount includes outstanding contributions by Synovus under the Synovus Director Stock Purchase Plan of $10,000 for Mr. Stelling. Amount also includes incremental costs of perquisites totaling $53,215 for Mr. Stelling. These perquisites include a housing allowance of $30,055, an auto allowance of $6,000, and transportation service costs of $17,160. Messrs. Stelling and Prescott receive security alarm monitoring service for which there is no incremental cost to the Company. Each executive also receives the reimbursement of monthly country club dues. However, there is no incremental cost to the Company for the personal benefit of such memberships because each executive is expected to, and uses, such memberships for business purposes.

(5)

Amount includes auto allowance of $6,000 each for Messrs. Prescott, Gula, Holladay and Hatcher, financial planning assistance of $5,000 each for Messrs. Prescott and Holladay and the actuarial value of salary continuation life insurance benefit of $972 and $886 for each of Messrs. Prescott and Holladay.

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Grants of Plan-Based Awards for Fiscal Year 2012

The table below sets forth the long-term incentive compensation (granted in the form of restricted stock unit awards) awarded to the named executive officers for 2012. There were no short-term incentive awards or stock options granted to the named executive officers for 2012.

Name	Grant Date(1)	Action Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)
Kessel D. Stelling	3-14-12 Bi-weekly SSUs	3-14-12 3-14-12	— —	— —	— —	— —	284,415 —	— —	— 124,829	— —	— —	$583,050 269,100
Thomas J. Prescott	3-14-12 Bi-weekly SSUs	3-14-12 3-14-12	— —	— —	— —	— —	129,049 —	— —	— 56,646	— —	— —	264,550 122,100
Allen J. Gula, Jr.	3-14-12 Bi-weekly SSUs	3-14-12 3-14-12	— —	— —	— —	— —	128,415 —	— —	— 56,368	— —	— —	263,250 121,500
Mark G. Holladay	3-14-12 Bi-weekly SSUs	3-14-12 3-14-12	— —	— —	— —	— —	104,952 —	— —	— 45,971	— —	— —	215,150 99,300
Samuel F. Hatcher	3-14-12 Bi-weekly SSUs	3-14-12 3-14-12	— —	— —	— —	— —	108,757 —	— —	— 47,638	— —	— —	222,950 102,900

(1)

The Compensation Committee met on March 14, 2012 and approved the grant of (1) restricted stock unit awards to the named executive officers, effective March 14, 2012, and (2) the grant of salary stock units to the named executive officers, effective as of each bi-weekly payroll date following the meeting date. The bi-weekly grant dates for 2012 were April 6, April 20, May 4, May 18, June 1, June 15, June 29, July 13, July 27, August 10, August 24, September 7, September 21, October 5, October 19, November 2, November 16, November 30, December 14 and December 28.

(2)

The restricted stock units have three vesting components: (1) a profitability requirement, which requires that Synovus have two consecutive quarters of profitability in order to vest; (2) a service requirement, which generally requires each executive to remain continuously employed for three years following the grant date in order to vest; and (3) a TARP repayment component, which requires that Synovus repay TARP (based upon 25% increments). Synovus achieved two consecutive quarters of profitability in the second and third quarters of 2012.

(3)

Salary stock units were granted in 2012 as fully-vested restricted stock units in bi-weekly installments following approval and were settled in cash on February 15, 2013.

(4)

Amounts reflect the grant date fair value of restricted stock unit and salary stock unit awards computed in accordance with FASB ASC Topic  18. The assumptions made in the valuation of the restricted stock unit and salary stock unit awards, which is based on the closing stock price on the date of grant, are set forth in Note 23 of the Notes to Consolidated Financial Statements in Synovus’ 2012 Annual Report.

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Outstanding Equity Awards at 2012 Fiscal Year-End

The table below identifies the option awards and stock awards held by the named executive officers and outstanding on December 31, 2012.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kessel D. Stelling(2)	—	—	—	—	—	—	—	56,527	$138,491
	—	—	—	—	—	—	—	37,023	90,706
	—	—	—	—	—	—	—	178,911	438,332
	—	—	—	—	—	—	—	288,422	706,634
	2,354	—	—	$8.93	01/01/2015	—	—	—	—
Thomas J. Prescott(2)(3)	—	—	—	—	—	—	—	56,527	138,491
	—	—	—	—	—	—	—	71,642	175,523
	—	—	—	—	—	—	—	130,866	320,622
	56,229	—	—	12.01	01/20/2014	—	—	—	—
	28,557	—	—	12.53	01/20/2015	—	—	—	—
	82,864	—	—	12.93	01/30/2016	—	—	—	—
	27,456	—	—	14.92	01/31/2017	—	—	—	—
	150,000	75,000	—	13.18	01/31/2018	—	—	—	—
	44,046	—	—	13.18	01/31/2018	—	—	—	—
Allen J. Gula, Jr.(2)	—	—	—	—	—	—	—	98,595	241,558
	—	—	—	—	—	—	—	130,224	319,049
Mark G. Holladay(2)(4)	—	—	—	—	—	—	—	56,527	138,491
	—	—	—	—	—	—	—	61,410	150,455
	—	—	—	—	—	—	—	106,429	260,751
	24,990	—	—	12.01	01/20/2014	—	—	—	—
	12,691	—	—	12.53	01/20/2015	—	—	—	—
	35,874	—	—	12.93	01/30/2016	—	—	—	—
	11,866	—	—	14.92	01/31/2017	—	—	—	—
	19,121	—	—	13.18	01/31/2018	—	—	—	—
	116,666	58,334	—	13.18	01/31/2018	—	—	—	—
Samuel F. Hatcher(2)	—	—	—	—	—	—	—	56,527	138,491
	—	—	—	—	—	—	—	71,642	175,523
	—	—	—	—	—	—	—	110,288	270,206
	48,000	—	—	12.50	05/01/2018	—	—	—	—

(1)

Market value is calculated based on the closing price of Synovus’ common stock on December 31, 2012 ($2.45) as reported on the NYSE.

(2)

Restricted stock unit awards vest when: (1) the executive completes three years of continuous service following the grant date (two years for awards prior to 2012), and (2) Synovus has repaid TARP, based upon 25% increments. The awards also required Synovus to achieve two consecutive quarters of profitability, which was accomplished in the second and third quarters of 2012.

(3)

With respect to Mr. Prescott’s unexercisable stock options, the 75,000 options vested on January 31, 2013.

(4)

With respect to Mr. Holladay’s unexercisable stock options, the 58,334 options vested on January 31, 2013.

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Option Exercises and Stock Vested for Fiscal Year 2012

The following table reflects that there were no restricted stock units that vested or stock options that were exercised by any named executive officer during 2012.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kessel D. Stelling	—	—	—	—
Thomas J. Prescott	—	—	—	—
Allen J. Gula, Jr.	—	—	—	—
Mark G. Holladay	—	—	—	—
Samuel F. Hatcher	—	—	—	—

Nonqualified Deferred Compensation for Fiscal Year 2012

The table below provides information relating to the activity in the deferred compensation plans for the named executive officers in 2012.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)(3)(4)
Kessel D. Stelling	—	$106,132	$8,348	—	$1,091,168
Thomas J. Prescott	—	4,641	99,629	—	644,432
Allen J. Gula, Jr.	—	—	—	—	—
Mark G. Holladay	—	2,375	43,391	—	378,302
Samuel F. Hatcher	—	2,728	348	—	8,028

(1)

The amounts included in this column are included in the Summary Compensation Table for 2012 as “All Other Compensation.”

(2)

Of the balances reported in this column, the amounts of $104,663, $363,275, $191,388 and $5,021 with respect to Messrs. Stelling, Prescott, Holladay and Hatcher, respectively, were reported in the Summary Compensation Table as “All Other Compensation” in previous years.

(3)

The year-end balance for Mr. Stelling includes $94,113 in the Deferred Plan, which had contributions of $19,258 for 2012, and $997,055 in the Riverside Plan, which had contributions of $86,874 for 2012.

(4)

Each named executive officer, other than Mr. Gula, is 100% vested and will therefore receive his account balance in Synovus’ nonqualified deferred compensation plan upon his termination of employment for any reason. Mr. Gula is 50% vested in the plan and would receive one-half of his account balance upon his termination of employment.

The Deferred Plan replaces benefits lost by executives under the qualified retirement plans due to IRS limits. Executives are also permitted to defer all or a portion of their base salary or short-term incentive award, although no named executive officers did so for the last fiscal year. Amounts deferred under the Deferred Plan are deposited into a rabbi trust, and executives are permitted to invest their accounts in mutual funds that are generally the same as the mutual funds available in the qualified 401(k) plan. Deferred Plan participants may elect to withdraw their accounts as of a specified date or upon their termination of employment. Distributions can be made in a single lump sum or in annual installments over a 2-10 year period, as elected by the executive.

The material terms and provisions of the Riverside Plan are described on page 40 of this Proxy Statement.

Potential Payouts upon Termination or Change of Control

Synovus has entered into change of control agreements with its named executive officers. These agreements contain a “double trigger” severance provision, which means that benefits are payable only upon the actual or constructive termination of the executive within two years following the date of the change of control.

As described above, the change of control agreements for the named executive officers have been suspended during the TARP period. As a result, no amounts would have been payable to the named executive officers in the event that a change of control had occurred on December 31, 2012. The only amount that would have been payable to named executive officers in the event that a termination of employment had occurred on December 31, 2012 would have been the distribution of each executives’ deferred compensation vested account balance shown above in the Nonqualified Deferred Compensation Table.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

Synovus’ Board of Directors has adopted a written policy for the review, approval or ratification of certain transactions with related parties of Synovus, which policy is administered by the Corporate Governance and Nominating Committee. Transactions that are covered under the policy include any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) Synovus is a participant; and (3) any related party of Synovus (such as an executive officer, director, nominee for election as a director or greater than 5% beneficial owner of Synovus stock, or their immediate family members) has or will have a direct or indirect interest.

Among other factors considered by the Committee when reviewing the material facts of related party transactions, the Committee must take into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. Certain categories of transactions have standing pre-approval under the policy, including the following:

•

the employment of non-executive officers who are immediate family members of a related party of Synovus so long as the annual compensation received by this person does not exceed $250,000, which employment is reviewed by the Committee at its next regularly scheduled meeting; and

•

certain limited charitable contributions by Synovus, which transactions are reviewed by the Committee at its next regularly scheduled meeting.

The policy does not apply to certain categories of transactions, including the following:

•

certain lending transactions between related parties and Synovus and any of its banking and brokerage subsidiaries;

•

certain other financial services provided by Synovus or any of its subsidiaries to related parties, including retail brokerage, deposit relationships, investment banking and other financial advisory services; and

•

transactions that occurred, or in the case of ongoing transactions, transactions that began, prior to the date of the adoption of the policy by the Synovus Board.

Related Party Transactions in the Ordinary Course

During 2012, Synovus’ executive officers and directors (including their immediate family members and organizations with which they are affiliated) were also banking customers of Synovus and/or its subsidiaries. In management’s opinion, the lending relationships with these directors and officers were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not related to the lender and do not involve more than normal collection risk or present other unfavorable features. In addition to these lending relationships, some directors and their affiliated organizations provide services or otherwise do business with Synovus and its subsidiaries, and we in turn provide services, including retail brokerage and other financial services, or otherwise do business with the directors and their organizations, in each case in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other nonaffiliated persons.

For purposes of determining director independence, the Board considered the lending and/or other financial services relationships provided to each of Messrs. Butler, Brumley, Goodrich, Lampton, Page, Purcell, Stelling, Tomlinson and Yancey and Ms. Camp, their immediate family members and/or their affiliated organizations during 2012 and determined that none of the relationships constitute a material relationship with Synovus. The services provided to these directors were in the ordinary course of business and on substantially the same terms as those available to unrelated parties. These relationships meet the Board’s categorical standards for independence. See “Corporate Governance and Board Matters – Independence.”

Total System Services, Inc.

On December 31, 2007, pursuant to an Agreement and Plan of Distribution, CB&T, a wholly owned banking subsidiary of Synovus, distributed its approximately 80.8% ownership interest in TSYS to Synovus and Synovus distributed all of those shares to Synovus shareholders in its spin-off of TSYS. After this time, TSYS became a fully independent, publicly owned company. Philip Tomlinson, a director of Synovus, is the Chairman of the Board and Chief Executive Officer of TSYS.

During 2012, TSYS provided electronic payment processing services and other card-related services to certain banking subsidiaries of Synovus for payments of $12,949,273. Synovus and its subsidiaries also paid TSYS an aggregate of $1,319,933 in miscellaneous reimbursable items such as data links, network services and postage, primarily related to processing services, in 2012.

In addition, Synovus and CB&T leased office space from TSYS in 2008 under various lease agreements, resulting in aggregate payments of $298,755 to TSYS during 2012. CB&T and other Synovus subsidiaries also paid subsidiaries of TSYS $147,198 for printing services in 2012.

All of the transactions set forth above between TSYS and Synovus and its subsidiaries are comparable to those provided by between similarly situated unrelated third parties in similar transactions. The payments to Synovus by TSYS and the payments to TSYS by Synovus represent less than 2% of TSYS’ 2012 gross revenues.

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W.C. Bradley Co.

Synovus leased various properties in Columbus, Georgia from W.C. Bradley Co. for office space and storage during 2012. The aggregate rent paid for this leased space was $2,863,897. The terms of the lease agreements are comparable to those provided for between similarly situated unrelated third parties in similar transactions.

Synovus is a party to a Joint Ownership Agreement with TSYS and W.C.B. Air L.L.C. pursuant to which they jointly own or lease aircraft. W.C. Bradley Co. owns all of the limited liability interests of W.C.B. Air. The parties have each agreed to pay fixed fees for each hour they fly the aircraft owned and/or leased pursuant to the Joint Ownership Agreement. Synovus paid $1,598,896 for use of the aircraft during 2012. The charges payable by Synovus in connection with its use of this aircraft approximate charges available to unrelated third parties in the State of Georgia for use of comparable aircraft for commercial purposes.

Stephen T. Butler and James D. Yancey, directors of Synovus, are directors of W.C. Bradley Co. The payments to W.C. Bradley Co. by Synovus and its subsidiaries and the payments to Synovus and its subsidiaries by W.C. Bradley Co. represent less than 2% of W.C. Bradley Co.’s 2012 gross revenues.

Other Related Party Transactions

During 2012, a banking subsidiary of Synovus leased office space in Daniel Island, South Carolina from DIBS Holdings, LLC for $273,356. Frank W. Brumley, a director of Synovus, is managing member of and holds a 30% equity interest in DIBS Holdings, LLC. The terms of the lease agreement are comparable to those provided for between similarly situated unrelated third parties in similar transactions. Mr. Brumley will retire from the Board effective as of the Annual Meeting.

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PRINCIPAL SHAREHOLDERS

The following table sets forth the number of shares of Synovus common stock held by the only known holders of more than 5% of the outstanding shares of Synovus common stock as of December 31, 2012.

Name and Address of Beneficial Owner	Shares of Synovus Stock Beneficially Owned as of 12/31/12		Percentage of Outstanding Shares of Synovus Stock Beneficially Owned as of 12/31/12
Synovus Trust Company, N.A.(1) 1148 Broadway Columbus, Georgia 31901	45,545,196	(2)	5.79%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvem, Pennsylvania 19355	40,498,530	(3)	5.14%

(1)

The shares of Synovus stock held by Synovus Trust Company are voted by the President of Synovus Trust Company.

(2)

As of December 31, 2012, the banking, brokerage, investment advisory and trust company subsidiaries of Synovus, including Synovus Bank through its wholly owned subsidiary, Synovus Trust Company, held in various fiduciary or advisory capacities a total of 45,568,078 shares of Synovus stock as to which they possessed sole or shared voting or investment power. Of this total, Synovus Trust Company held 39,913,009 shares as to which it possessed sole voting power, 43,668,653 shares as to which it possessed sole investment power, 345,778 shares as to which it possessed shared voting power and 1,427,298 shares as to which it possessed shared investment power. The other banking, brokerage, investment advisory and trust subsidiaries of Synovus held 22,882 shares as to which they possessed sole or shared investment power. Synovus and its subsidiaries disclaim beneficial ownership of all shares of Synovus stock which are held by them in various fiduciary, advisory, non-advisory or agency capacities.

(3)

This information is based upon information included in a Schedule 13G filed with the SEC on February 11, 2013 by The Vanguard Group, Inc. The Vanguard Group, Inc. reports sole voting power with respect to 565,979 shares, sole dispositive power with respect to 39,964,745 shares and shared dispositive power with respect to 533,785 shares. According to the filing, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc,. is the beneficial owner of 533,785 of the reported shares and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 32,194 of the reported shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Synovus’ officers and directors, and persons who own more than ten percent of Synovus stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Synovus with copies of all Section 16(a) forms they file.

To Synovus’ knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, Synovus believes that during the fiscal year ended December 31, 2012 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

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SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for a shareholder proposal to be considered for inclusion in Synovus’ Proxy Statement for the 2014 Annual Meeting of Shareholders, the written proposal must be received by the Corporate Secretary of Synovus at the address below. The Corporate Secretary must receive the proposal no later than November 15, 2013. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

Synovus Financial Corp.

1111 Bay Avenue, Suite 500

Columbus, Georgia 31901

For a shareholder proposal that is not intended to be included in Synovus’ Proxy Statement for the 2014 Annual Meeting of Shareholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than December 26, 2013 and not later than January 25, 2014. The notice of a proposed item of business must provide information as required in the bylaws of Synovus which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.

The notice of a proposed director nomination must provide information as required in the bylaws of Synovus which, in general, require that the notice of a director nomination include your name, address and the number of shares you own beneficially or of record; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares owned beneficially or of record by the nominee, as well as information on any hedging activities or derivative positions held by the nominee with respect to Synovus shares. It must also include the information that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws. You must submit the nominee’s consent to be elected and to serve as well as a statement whether each nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election, an irrevocable resignation effective upon acceptance by the Board of Directors, in accordance with Synovus’ Corporate Governance Guidelines. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

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GENERAL INFORMATION

Financial Information

A copy of Synovus’ 2012 Annual Report accompanies this Proxy Statement or, in the case of shareholders who receive Notice and Access, is available on the website with the Proxy Statement. Additional copies of the 2012 Annual Report, without exhibits, will be furnished, without charge, by writing to the Corporate Secretary, Synovus Financial Corp., 1111 Bay Avenue, Suite 500, Columbus, Georgia 31901. The 2012 Annual Report is also available on Synovus’ home page on the Internet at www.synovus.com under the “Financial Reports — SEC Filings” link on the “Investor Relations” page.

Solicitation of Proxies

Synovus will pay the cost of soliciting proxies. Proxies may be solicited on behalf of Synovus by directors, officers or employees by mail, in person or by telephone, facsimile or other electronic means. Synovus will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by telephone or by personal calls. The anticipated cost of the services of Innisfree is $20,000 plus expenses.

Householding

The Securities and Exchange Commission’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. Synovus and certain intermediaries are householding proxy materials for shareholders of record in connection with the Annual Meeting. This means that:

•

Only one Notice of Internet Availability of Proxy Materials or Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary;

•

You can contact Synovus by calling (706) 649-5220 or by writing Director of Investor Relations, Synovus Financial Corp., P.O. Box 120, Columbus, Georgia 31902 to request a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and Proxy Statement for the Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future or you can contact your bank or broker to make a similar request; and

•

You can request delivery of a single copy of the Notice of Internet Availability of Proxy Materials, Annual Report or Proxy Statements from your bank or broker if you share the same address as another Synovus shareholder and your bank or broker has determined to household proxy materials.

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Appendix A:  Synovus Financial Corp. Director Independence Standards

The following independence standards have been approved by the Board of Directors and are included within Synovus’ Corporate Governance Guidelines.

A majority of the Board of Directors will be directors that the Board of Directors has affirmatively determined meet the criteria for independence required by the NYSE and the Corporate Governance Guidelines.

A.   Categorical Standards for Director Independence

The Corporate Governance and Nominating Committee will make recommendations to the Board annually as to the independence of directors as defined by the NYSE. To be considered independent under the NYSE Listing Standards, the Board must determine that a director does not have any direct or indirect material relationship with the Company. The Board has established the following standards to assist it in determining director independence. A director is not independent if:

•

The director is, or has been within the last three years, an employee of the Company or an immediate family member is, or has been within the last three years, an executive officer of the Company.

•

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). (Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) is not taken into consideration under this independence standard).

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues. (The principal amount of loans made by the Company to any director or immediate family member shall not be taken into consideration under this independence standard; however, interest payments or other fees paid in association with such loans would be considered payments.)

The following relationships will not be considered to be material relationships that would impair a director’s independence:

•

The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services (including financial services) in an amount which, in the prior fiscal year, is less than the greater of $1 million, or 2% of such other company’s consolidated gross revenues. (In the event this threshold is exceeded, and where applicable in the standards set forth below, the three year “look back” period referenced above will apply to future independence determinations).

•

The director or an immediate family member of the director is a partner of a law firm that provides legal services to the Company and the fees paid to such law firm by the Company in the prior fiscal year were less than the greater of $1 million, or 2% of the law firm’s total revenues.

•

The director or an immediate family member of the director is an executive officer of a tax exempt organization and the Company’s contributions to the organization in the prior fiscal year were less than the greater of $1 million, or 2% of the organization’s consolidated gross revenues.

•

The director received less than $120,000 in direct compensation from the Company during the prior twelve month period, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The director’s immediate family member received in his or her capacity as an employee of the Company (other than as an executive officer of the Company), less than $250,000 in direct compensation from the Company in the prior fiscal year, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The director or an immediate family member of the director has, directly, in his or her individual capacities, or, indirectly, in his or her capacity as the owner of an equity interest in a company of which he or she is not an employee, lending relationships, deposit relationships or other banking relationships (such as depository, trusts and estates, private banking, investment banking, investment management, custodial, securities brokerage, insurance, cash management and similar services) with the Company provided that:

1.

Such relationships are in the ordinary course of business of the Company and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

2.

With respect to extensions of credit by the Company’s subsidiaries:

(a)

such extensions of credit have been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve, Sections 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities Exchange Act of 1934; and

(b)

no event of default has occurred under the extension of credit.

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For relationships not described above or otherwise not covered in the above examples, a majority of the Company’s independent directors, after considering all of the relevant circumstances, may make a determination whether or not such relationship is material and whether the director may therefore be considered independent under the NYSE Listing Standards. The Company will explain the basis of any such determinations of independence in the next proxy statement.

For purposes of these independence standards an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

For purposes of these independence standards “Company” includes any parent or subsidiary in a consolidated group with the Company.

B.   Additional Criteria for Independent Audit Committee and Compensation Committee Members

In addition to being independent as determined under the Categorical Standards for Independence set forth in “A” above,

•

members of the Audit Committee shall not (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than directors’ fees or (b) be an “affiliated person” of the Company or any or its subsidiaries, all as set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

•

members of the Compensation Committee (a) shall not have any relationship to the Company that is material to such director’s ability to be independent from the Company’s management in connection with the duties of a Compensation Committee member, after taking into consideration all factors specifically relevant to the relationship pursuant to NYSE Listing Standard 303A.02(a)(ii) and the criteria set forth in Rule 10C-1(b)(1) promulgated under the Exchange Act and (b) must qualify as “outside directors” as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and “non-employee directors” as such term is defined under Rule 16b-3 promulgated under the Exchange Act.

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Appendix B:  Synovus Financial Corp. 2013 Omnibus Plan

Article 1.    Establishment, Purpose, and Duration

1.1

Establishment. Synovus Financial Corp. (hereinafter referred to as the “Company”) hereby establishes an incentive compensation plan to be known as Synovus Financial Corp. 2013 Omnibus Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee annual incentive awards, Cash-Based Awards, and Other Stock-Based Awards.

The Plan shall become effective upon its approval by the shareholders of the Company on April 25, 2013 (the “Effective Date”) at the Company’s 2013 Annual Meeting of Shareholders and shall remain in effect as provided in Section 1.3 hereof.

1.2

Purpose of the Plan. The purpose of the Plan is to advance the interests of the Company and its shareholders through Awards that give Employees and Directors a personal stake in the Company’s growth, development and financial success. Awards under the Plan will motivate Employees and Directors to devote their best efforts to the business of the Company. They will also help the Company attract and retain the services of Employees and Directors who are in a position to make significant contributions to the Company’s future success.

1.3

Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth (10th) anniversary of the date of such approval. After the Plan’s termination, no new Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions, including the terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) the date the Plan is adopted by the Board, or (b) the Effective Date.

1.4

No More Grants Under Prior Plan. After the Effective Date, no more grants will be made under the Prior Plan.

Article 2.    Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1

“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2

“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee annual incentive awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4

“Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.

2.5

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 promulgated under the Exchange Act.

2.6

“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7

“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8

“Change of Control” means any of the following events: (a) the acquisition by any “person,” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company or a subsidiary or any Company employee benefit plan (including its trustee)), of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total number of shares of the Company’s then outstanding securities; (b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the total number of shares of the Company’s outstanding securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the total number of shares of the then outstanding securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the total number of shares of the Company’s outstanding securities, (ii) no Person (excluding any corporation resulting from such Business Combination, or any employee benefit plan (including its trustee) of the Company or such corporation resulting from such Business Combination beneficially owns, directly or indirectly, 20% or more of, respectively, the total number of shares of the then outstanding securities of the corporation resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination and (iii) at least two-thirds (2/3) of the members of the board of directors of the Corporation resulting from such Business Combination.

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A “Change of Control” shall not result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction initiated by the Company in regard to converting from a publicly traded company to a privately held company.

2.9

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10

“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11

“Company” means Synovus Financial Corp., a Georgia corporation, and any successor thereto as provided in Article 19 herein.

2.12

“Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.13

“Director” means any individual who is a member of the Board of Directors of the Company.

2.14

“Effective Date” has the meaning set forth in Section 1.1.

2.15

“Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17

“Fair Market Value” or “FMV” means a price that is based on the closing price of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.18

“Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19

“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20

“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.21

“Independent Directors” means those members of the Board who qualify at any given time as (a) an “independent” director under the applicable rules of the NYSE, (b) a “non-employee” director under Rule 16b-3 of the Exchange Act, and (c) an “outside” director under Section 162(m) of the Code.

2.22

“Insider” shall mean an individual who is, on the relevant date, an executive officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23

“Nonemployee Director” means a Director who is not an Employee.

2.24

“Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.25

“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28

“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.29

“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.30

“Performance-Based Compensation” with respect to Covered Employees, means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

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2.31

“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32

“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33

“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34

“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35

“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.37

“Plan” means the Synovus Financial Corp. 2013 Omnibus Plan.

2.38

“Plan Year” means the calendar year.

2.39

“Prior Plan” means the Synovus Financial Corp. 2007 Omnibus Plan.

2.40

“Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article 8.

2.41

“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.42

“Share” means a share of common stock of the Company, par value $1.00 per share.

2.43

“Share Authorization” means the maximum number of Shares available for issuance to Participants under this Plan as set forth in Article 4.

2.44

“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.45

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3.    Administration

3.1

General. The Plan shall be administered by the Committee, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals or entities, any of which may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding on the Participants, the Company, and all other interested individuals.

3.2

Authority of the Committee. The Committee is authorized and empowered to administer the Plan and, subject to the provisions of the Plan, shall have full power to (i) designate Employees and Directors to be recipients of Awards; (ii) determine the type and size of Awards; (iii) determine the terms and conditions of Awards; (iv) certify satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m); (v) construe and interpret the terms of the Plan and any Award Agreement or other instrument entered into under the Plan; (vi) establish, amend, or waive rules and regulations for the Plan’s administration; (vii) subject to the provisions of Section 4.4., authorize conversion or substitution under the Plan of any or all outstanding option or other awards held by service providers of an entity acquired by the Company on terms determined by the Committee (without regard to limitations set forth in Section 6.3 and 7.5); (viii) subject to the provisions of Articles 15 and 17, amend the terms and conditions of any outstanding Award; (ix) grant Awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company; and (x) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan.

3.3

Delegation. To the extent permitted by law and applicable rules of a stock exchange, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the type and size of any such Awards; provided, however: (i) the authority to make Awards to any Nonemployee Director or to any Employee who is considered an Insider may not be delegated; (ii) the resolution providing such authorization shall set forth the total number of Shares and Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.    Shares Subject to This Plan and Maximum Awards

4.1

Number of Shares Available for Awards.

(a)

Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be:

(i)

60,000,000 Shares, plus

(ii)

The number of Shares subject to outstanding awards under the Prior Plan as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable Shares.

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Each Share issued pursuant to a Full Value Award will be counted against the Share Authorization so that the Share Authorization is reduced by two (2) Shares for each Share issued pursuant to a Full Value Award.

(b)

The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be 60,000,000.

(c)

Subject to adjustment in Section 4.4, no Nonemployee Director may be granted an Award covering more than 50,000 Shares in any Plan Year, except that this annual limit on Nonemployee Director Awards shall be increased to 250,000 Shares for any Nonemployee Director serving as Chairman of the Board; provided, however, that in the Plan Year in which an individual is first appointed or elected to the Board as a Nonemployee Director, such individual may be granted an Award covering up to an additional 250,000 Shares.

4.2

Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan and shall not count against the Share Authorization. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Further, any Shares withheld to satisfy tax withholding obligations on Awards issued under the Plan, Shares tendered to pay the Option Price of Options, and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available Shares under the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3

Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan (subject to adjustment as provided in Section 4.4):

(a)

Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 5,000,000.

(b)

SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be 5,000,000.

(c)

Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be 2,500,000.

(d)

Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be 2,500,000 Shares if such Award is payable in Shares, or equal to the value of 1,000,000 Shares if such Award is payable in cash or property other than Shares, determined as of the award grant date.

(e)

Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed $2,500,000.00.

(f)

Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 2,500,000 Shares.

4.4

Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, or other value determinations applicable to outstanding Awards, with the specific adjustments to be determined by the Committee in its sole discretion.

The Committee shall make appropriate adjustments to any other terms of any outstanding Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with Accounting Standards Codification (ASC) 718 section 55).

Any actions taken under this section 4.4 shall be subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

4.5

Minimum Vesting Requirements. Except with respect to a maximum of five percent (5%) of the Share Authorization, any Full-Value Awards which vest on the basis of an Employee’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full-Value Awards which vest upon the attainment of performance goals shall provide for a Performance Period of at least twelve (12) months.

Article 5.    Eligibility and Participation

5.1

Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors and any non-employee advisory directors of the Company or a Subsidiary.

5.2

Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time in its sole discretion, select from the individuals eligible to participate, those to whom Awards shall be granted.

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Article 6.    Stock Options

6.1

Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2

Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3

Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

6.4

Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5

Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares, or by complying with any alternative exercise procedures the Committee may authorize.

6.6

Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a cashless (broker-assisted) exercise; (d) by having the Company withhold Shares having a Fair Market Value on the date of exercise equal to the Option Price; (e) by a combination of (a), (b), (c) and/or (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7

Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8

Termination of Employment/Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9

No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

6.10

No Dividend Equivalents. No Option shall provide for dividend equivalents.

Article 7.    Stock Appreciation Rights

7.1

Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

7.2

SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3

Term of SAR. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4

Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

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7.5

Settlement of SAR Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)

The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)

The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6

Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7

Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

7.8

No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

7.9

No Dividend Equivalents. No SAR shall provide for dividend equivalents.

Article 8.    Restricted Stock and Restricted Stock Units

8.1

Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.

8.2

Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3

Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4

Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Synovus Financial Corp. 2013 Omnibus Plan and a Restricted Stock Award Agreement entered into between the registered owner and Synovus Financial Corp. Copies of such Plan and Agreement are on file in the offices of Synovus Financial Corp., 1111 Bay Avenue, Suite 500, Columbus, Georgia, 31901.”

8.5

Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6

Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7

Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

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Article 9.    Performance Units/Performance Shares

9.1

Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2

Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3

Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4

Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5

Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10.    Cash-Based Awards and Other Stock-Based Awards

10.1

Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2

Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3

Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4

Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or any Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5

Termination of Employment/Service. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11.    Transferability of Awards

11.1

Transferability. Except as provided in Section 11.2 below, (i) during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant, and (ii) Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

11.2

Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

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Article 12.    Performance Measures

12.1

Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)

Net earnings or net income, before or after taxes (including, but not limited to, net income, net income available to common shareholders, and income before taxes);

(b)

Earnings before or after taxes, interest, depreciation and/or amortization;

(c)

Earnings per share or earnings per diluted common share;

(d)

Revenue growth;

(e)

Net operating profit;

(f)

Pre-tax, pre-credit costs income;

(g)

Net interest margin;

(h)

Return measures (including, but not limited to, return on average assets, capital, invested capital, or average equity);

(i)

Cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity, and cash flow return on investment);

(j)

Gross or operating margins;

(k)

Productivity ratios (including, but not limited to, efficiency ratio);

(l)

Capital ratios;

(m)

Liquidity ratios;

(n)

Share price (including, but not limited to, growth measures and total shareholder return);

(o)

Expense targets;

(p)

Margins;

(q)

Operating efficiency;

(r)

Market share (including, but not limited to, deposit market share or loan market share);

(s)

Loan and/or deposit growth;

(t)

Customer satisfaction;

(u)

Unit volume;

(v)

Working capital targets and change in working capital;

(w)

Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(x)

Asset growth;

(y)

Non-interest expense as a percentage of total expense;

(z)

Loan charge-offs as a percentage of total loans;

(aa)

Risk and asset quality measures (including, but not limited to, net charge-off ratio, non-performing assets ratio, and classified assets ratio);

(bb)

Regulatory compliance; and

(cc)

Successful negotiation or renewal of contracts with new or existing customers or new or existing service providers.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate. Performance goals with respect to any of the above Performance Measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee, in its sole discretion, deems appropriate. Unless otherwise provided in an Award Agreement or other program document governing an Award, any member of a comparator group or an index that ceases to exist during a Performance Period shall be disregarded for the entire Performance Period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

With regard to a particular Performance Period, the Committee, in its sole discretion, shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), determine the length of the Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance-Based Compensation Awards to be issued, and the Performance Measures that will be used to establish the performance goals. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the performance goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance-Based Compensation Awards earned for the period.

12.2

Evaluation of Performance. The Committee may provide in any such Award, at the time the performance goals are established, that any evaluation of achievement of Performance Measures shall exclude or otherwise objectively adjust for any specified circumstance or events that occurs during a Performance Period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items as described in then-current accounting principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, and (f) acquisitions or divestitures. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility (unless the Committee exercises its discretion pursuant to Section 12.4 that such Award not satisfy the requirement of Section 162(m) of the Code).

12.3

Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Performance Measures specified in this Article 12, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or disability, or (ii) the occurrence of a Change of Control. Awards that are intended to qualify as Performance-Based Compensation (other than a market-priced Option or SAR) may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination, as the Committee determines.

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12.4

Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

12.5

Award Limits. Section 4.3 sets forth (i) the maximum number of Shares that may be granted in any one Plan Year to any one Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to Cash-Based Awards under the Plan to any one Participant in any one Plan Year.

Article 13.    Nonemployee Director Awards

Grants of Awards to Nonemployee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 4.3 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Nonemployee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Nonemployee Directors.

Article 14.    Dividends and Dividend Equivalents

Any Participant selected by the Committee may be granted dividends or dividend equivalents based on the dividends declared on Shares that are subject to any Full-Value Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. The dividends or dividend equivalents may be subject to any limitations and/or restrictions determined by the Committee, and shall in all cases be paid in a manner that complies with the restrictions under Code section 409A. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

The Committee may provide that dividends or dividend equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Shares or Performance Units, will be paid or distributed to the Participant as accrued (in which case, such dividends or dividend equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such dividends or dividend equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends or dividend equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends or dividend equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends or dividend equivalents with respect to Performance Shares or Performance Units be paid or distributed until the performance-based vesting provisions of the Performance Shares or Performance Units lapse.

Article 15.    Change of Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee specifies otherwise in an Award Agreement, in the event of a Change of Control: (i) any Options and Stock Appreciation Rights which are outstanding immediately prior to the effective date such Change of Control, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; (ii) the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant; and (iii) the restrictions and deferral limitations and other conditions applicable to any other Awards under the Plan shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. Performance Shares or Performance Units that were outstanding immediately prior to effective time of the Change of Control shall be determined and deemed to have been earned as of the date of the Change of Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change of Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of the Change of Control), if the Change of Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the Change of Control (unless a later date is required by Section 20.14 hereof), based upon the length of time within the performance period that has elapsed prior to the date of the Change of Control.

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Notwithstanding the foregoing provisions of this Article 15, with respect to Awards granted under this Plan which are assumed by the surviving entity in a Change of Control transaction, or are equitably converted or substituted in connection with a Change of Control, the vesting of such Awards shall not be accelerated unless the Participant’s employment is terminated within two years following the effective date of such Change of Control either (i) by the surviving entity without cause or (ii) by the Participant for good reason. With regard to each Award, a Participant shall not be considered to have been terminated without Cause or to have resigned for Good Reason unless either (i) the Award Agreement includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions regarding termination without cause or in which the Participant is permitted to resign for good reason.

Article 16.    Rights of Participants

16.1

Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2

Participation. No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.3

Rights as a Shareholder. Except as otherwise provided herein or in any Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17.    Amendment, Modification, Suspension, and Termination

17.1

Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, (i) the Option Price or Grant Price of an Option or SAR, respectively, may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an Option Price or Grant Price, respectively, that is less than the Option Price or Grant Price of the original Option or SAR, respectively, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the Option Price per share of the Option or Grant Price of the SAR. In addition, no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2

Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described in Section 4.4 hereof, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The Committee shall determine any adjustment (a) consistent with the intent that an Award which is Performance Based Compensation qualify for the performance-based compensation exception under Section 162(m) of the Code (unless the Committee exercises its discretion pursuant to Section 12.4 that such Award not satisfy the requirements of Section 162(m) of the Code), and (b) after taking into account, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3

Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

17.4

Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 18.    Withholding

18.1

Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

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18.2

Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19.    Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.    General Provisions

20.1

Forfeiture Events.

(a)

Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)

Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) and the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company all or part of the amount of any payment in settlement of any Award granted hereunder.

20.2

Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3

Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4

Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5

Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, the NYSE or other national securities exchanges as may be required.

20.6

Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)

Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)

Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8

Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9

Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a)

Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b)

Determine which Employees or Directors outside the United States are eligible to participate in this Plan.

(c)

Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws.

(d)

Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices.

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(e)

Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted that would violate applicable law.

20.10

Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11

Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

20.12

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13

Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee annual incentive awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14

Code Section 409A.

(a)

It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change of Control, or the Participant’s disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change of Control, disability or separation from service meet any description or definition of “change in control event,” “disability” or “separation from service,” as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change of Control, disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c)

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes); (i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period. For purposes of this plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(d)

Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within sixty (60) days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period.

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(e)

The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

20.15

Nonexclusivity of This Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.16

No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.17

Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Georgia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Georgia to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

20.18

Indemnification. Subject to requirements of Georgia law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Participant in connection with or resulting from any claim, action, suit, or proceeding to which the Participant may be a party or in which the Participant may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by the Participant in settlement thereof, with the Company’s approval, or paid by the Participant in satisfaction of any judgment in any such action, suit, or proceeding against the Participant, provided the Participant shall give the Company an opportunity, at its own expense, to handle and defend the same before the Participant undertakes to handle and defend it on the Participant’s own behalf, unless such loss, cost, liability, or expense is a result of the Participant’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.19

Right of Offset. The Company and its Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or Affiliate pursuant to tax equalization, housing, automobile, or other employee programs) such Participant then owes to the company or Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any Company or Affiliate policy or agreement.

SYNOVUS FINANCIAL CORP – 2013 Proxy Statement   B-13

SYNOVUS FINANCIAL CORP.
POST OFFICE BOX 120
COLUMBUS, GA 31902-0120

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by phone, all of your shares will be voted as one vote per share. See Voting Instructions at www.synovus.com/2013annualmeeting.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51804-P33273-Z59542 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SYNOVUS FINANCIAL CORP.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ITEMS 1A THROUGH 1N AND "FOR" ITEMS 2, 3 AND 4.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following 14 nominees as directors:

		For	Against	Abstain
1A.	Catherine A. Allen	☐	☐	☐
1B.	Stephen T. Butler	☐	☐	☐
1C.	Elizabeth W. Camp	☐	☐	☐
1D.	T. Michael Goodrich	☐	☐	☐
1E.	V. Nathaniel Hansford	☐	☐	☐
1F.	Mason H. Lampton	☐	☐	☐
1G.	Jerry W. Nix	☐	☐	☐
1H.	Joseph J. Prochaska, Jr.	☐	☐	☐
1I.	J. Neal Purcell	☐	☐	☐
1J.	Kessel D. Stelling	☐	☐	☐
1K.	Melvin T. Stith	☐	☐	☐

		For	Against	Abstain
1L.	Barry L. Storey	☐	☐	☐
1M.	Philip W. Tomlinson	☐	☐	☐
1N.	James D. Yancey	☐	☐	☐
2.	To approve the compensation of Synovus' named executive officers as determined by the Compensation Committee.	☐	☐	☐
3.	To approve the Synovus Financial Corp. 2013 Omnibus Plan.	☐	☐	☐
4.	To ratify the appointment of KPMG LLP as Synovus' independent auditor for the year 2013.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, 2012 Annual Report and Voting Instructions are available at www.synovus.com/2013annualmeeting.

M51805-P33273-Z59542

SYNOVUS FINANCIAL CORP.
POST OFFICE BOX 120, COLUMBUS, GEORGIA 31902-0120
2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

By signing on the reverse side, I hereby appoint Thomas J. Prescott and Liliana C. McDaniel as Proxies, each of them singly and each with power of substitution, and hereby authorize them to represent and to vote as designated on the reverse side all the shares of common stock of Synovus Financial Corp. held on record by me or with respect to which I am entitled to vote on February 14, 2013 at the 2013 Annual Meeting of Shareholders to be held on April 25, 2013 or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The Board of Directors is not aware of any matters likely to be presented for action at the 2013 Annual Meeting of Shareholders other than the matters listed herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in this Proxy or their substitutes will vote upon such other matters in accordance with their best judgment. This Proxy is revocable at any time prior to its use.

By signing on the reverse side, I acknowledge receipt of NOTICE of the ANNUAL MEETING and the PROXY STATEMENT and hereby revoke all Proxies previously given by me for the ANNUAL MEETING.

IN ADDITION TO VOTING AND SIGNING THE PROXY, YOU MUST ALSO COMPLETE AND SIGN THE CERTIFICATION BELOW TO BE ENTITLED TO TEN VOTES PER SHARE.

To the best of my knowledge and belief, the information provided herein is true and correct. I understand that the Board of Directors of Synovus Financial Corp. may require me to provide additional information or evidence to document my beneficial ownership of these shares and I agree to provide such evidence if so requested.

PLEASE COMPLETE AND SIGN THE CERTIFICATION BELOW

(Continued and to be marked, dated, and signed on the other side)

DESCRIPTION OF VOTING RIGHTS

In accordance with the Company's Articles of Incorporation and Bylaws, shares of the Company's Common Stock that meet certain criteria are entitled to 10 votes per share. A complete description of the criteria under which shares are entitled to 10 votes per share is included in the Proxy Statement for the Annual Meeting and at www.synovus.com/2013annualmeeting.

Shares of Common Stock are presumed to be entitled to one vote per share unless this presumption is rebutted by providing evidence to the contrary to the Company and its Board of Directors. **Shareholders desiring to rebut this presumption should complete and execute the certification below. The Company and its Board of Directors reserve the right to require evidence to support the certification.**

Certification

Under the penalties of perjury, I do solemnly swear that I am entitled to the number of votes set forth below:

____________	Shares @ 1 votes	1 Vote/Share	=	________	Votes
____________	Shares @ 10 votes	10 Vote/Share	=	________	Votes
		Total	=	________	Votes

I agree to provide evidence to support this Certification at the request of the Company.

Sign here X ______________________________ Date ____________, 2013